Featured Community: Camden Lincoln Station ● Lone Tree, CO ● 267 Apartment Homes ● Year Built 2017

CAMDEN
Living Excellence

2Q20 Earnings Release & Supplemental Financial Information

11 Greenway Plaza ● Houston TX 77046 ● (713) 354-2500 ● camdenliving.com
Investor Relations Contact ● Kim Callahan ● (713) 354-2549

CAMDEN	TABLE OF CONTENTS

In addition to historical information, this document contains forward-looking statements under the federal securities law. These statements are based on current expectations, estimates, and projections about the industry and markets in which Camden (the “Company”) operates, management's beliefs, and assumptions made by management. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict. Factors which may cause the Company’s actual results or performance to differ materially from those contemplated by forward-looking statements are described under the heading “Risk Factors” in Camden’s Annual Report on Form 10-K and in other filings with the Securities and Exchange Commission (SEC). Forward-looking statements made in this document represent management’s opinions at the time of this publication, and the Company assumes no obligation to update or supplement these statements because of subsequent events.

CAMDEN PROPERTY TRUST ANNOUNCES SECOND QUARTER 2020 OPERATING RESULTS

Houston, Texas (July 30, 2020) - Camden Property Trust (NYSE:CPT) (the "Company") announced today operating results for the three and six months ended June 30, 2020. Net Income Attributable to Common Shareholders (“EPS”), Funds from Operations (“FFO”), and Adjusted Funds from Operations (“AFFO”) for the three and six months ended June 30, 2020 are detailed below. A reconciliation of EPS to FFO is included in the financial tables accompanying this press release.

	Three Months Ended		Six Months Ended
	June 30		June 30
Per Diluted Share	2020	2019	2020	2019
EPS	$0.17	$0.43	$0.60	$0.82
FFO	$1.09	$1.28	$2.44	$2.50
AFFO	$0.91	$1.07	$2.11	$2.19

EPS, FFO and AFFO include an approximate $0.14 per diluted share impact of non-recurring charges from COVID-19 Related Impact for the three and six months ended June 30, 2020 as detailed below.

COVID-19 Related Impact	Per Diluted Share	Income Statement Line Item
Resident Relief Funds (Wholly-Owned)	$0.090	Property revenues
Resident Relief Funds (JV Allocation at Pro-rata)	$0.004	Equity in income of joint ventures
Employee Relief Fund	$0.007	General & administrative expense
Frontline Bonus	$0.028	Property operating & maintenance expense
2Q COVID-19 Expenses	$0.013	Property operating & maintenance expense
Total	$0.142

	Quarterly Growth	Sequential Growth	Year-To-Date Growth
Same Property Results*	2Q20 vs. 2Q19	2Q20 vs. 1Q20	2020 vs. 2019
Revenues	0.1%	(2.0)%	1.9%
Expenses	2.3%	0.9%	1.2%
Net Operating Income ("NOI")	(1.1)%	(3.5)%	2.2%

*Same property results exclude COVID-19 Related Impact described above.

Same Property Results	2Q20	2Q19	1Q20
Occupancy	95.2%	96.1%	96.1%

For 2020, the Company defines same property communities as communities owned and stabilized since January 1, 2019, excluding communities under redevelopment and properties held for sale. A reconciliation of net income to NOI and same property NOI is included in the financial tables accompanying this press release.

July Collections

Same Property Scheduled Rents*	July 2020	July 2019	2Q20	2Q19
Collected	98.7%	98.4%	97.7%	98.6%
Deferred/Payment Plan Arranged	—%	—%	1.1%	—%
Delinquent	1.3%	1.6%	1.2%	1.4%

*Rent is recognized as earned. The Company evaluates collectability on an ongoing basis and any accounts considered uncollectible are subsequently reserved against property revenues.

Retail revenues are not included above and comprise approximately 0.7% of total property revenues. The Company collected 46% and 48% of its retail billings for the second quarter of 2020 and July 2020, respectively.

Operating Statistics - Same Property Portfolio

New Lease and Renewal Data - Signed (1) (2)	July 2020*	July 2019	2Q20(2)	2Q19(2)
New Lease Rates	(2.0)%	4.0%	(2.8)%	4.0%
Renewal Rates	1.1%	5.3%	0.3%	5.7%
Blended Rates	(0.6)%	4.6%	(1.1)%	4.8%

New Leases	1,733	1,773	1,759	2,054
Renewals	1,716	1,692	2,096	1,962
Total Leases	3,449	3,465	3,855	4,016

New Lease and Renewal Data - Effective (3) (4)	July 2020*	July 2019	2Q20(4)	2Q19(4)
New Lease Rates	(2.0)%	4.4%	(2.1)%	3.2%
Renewal Rates	0.2%	5.6%	2.3%	5.4%
Blended Rates	(0.9)%	5.0%	0.3%	4.3%

New Leases	2,180	2,080	1,510	1,860
Renewals	2,404	2,400	1,898	1,714
Total Leases	4,584	4,480	3,408	3,574
*Data as of July 29, 2020
(1) Average change in same property new lease and renewal rates vs. expiring lease rates when signed.
(2) Data represents average monthly leases signed during the period.
(3) Average change in same property new lease and renewal rates vs. expiring lease rates when effective.
(4) Data represents average monthly leases effective during the period.

Occupancy and Turnover Data	July 2020*	July 2019	2Q20	2Q19
Occupancy	95.3%	96.3%	95.2%	96.1%
Annualized Gross Turnover	57%	66%	54%	57%
Annualized Net Turnover	46%	58%	43%	50%
*Data as of July 29, 2020

Development Activity
Leasing began during the quarter at Camden Cypress Creek II in Cypress, TX, a joint venture project with 234 apartment homes.

Development Community - Construction Completed and Project in Lease-Up ($ in millions)

		Total	Total	% Leased
Community Name	Location	Homes	Cost	as of 7/29/2020
Camden North End I	Phoenix, AZ	441	$98.8	89%

Development Communities - Construction Ongoing ($ in millions)

		Total	Total	% Leased
Community Name	Location	Homes	Estimated Cost	as of 7/29/2020
Camden Downtown I	Houston, TX	271	$132.0	24%
Camden RiNo	Denver, CO	233	78.0
Camden Lake Eola	Orlando, FL	360	120.0
Camden Buckhead	Atlanta, GA	366	160.0
Camden North End II	Phoenix, AZ	343	90.0
Camden Hillcrest	San Diego, CA	132	95.0
Camden Cypress Creek II (JV)	Cypress, TX	234	38.0	6%
Total		1,939	$713.0

Capital Markets Transactions
During the quarter, the Company issued $750.0 million of senior unsecured notes under its existing shelf registration statement. These 10-year notes were offered to the public at 99.929% of par value with a coupon of 2.800%. Camden received net proceeds of approximately $743.1 million, net of underwriting discounts and other estimated offering expenses.

Liquidity Analysis
As of June 30, 2020, the Company had approximately $1.5 billion of liquidity comprised of $602 million in cash and cash equivalents and no amounts outstanding on its $900 million unsecured credit facility. The Company has no scheduled debt maturities until 2022, and had $184.7 million left to fund under its existing wholly-owned development pipeline at quarter-end.

Earnings Guidance
Camden provided guidance for third quarter 2020 based on its current and expected views of the apartment market and general economic conditions as detailed below.

3Q20 Guidance
3Q20 vs. 3Q19 Same Property Growth
Per Diluted Share		Revenues	(2.2)% - (1.0)%
EPS	$0.27 - $0.33	Expenses	3.5% - 5.5%
FFO	$1.14 - $1.20	NOI	(6.5)% - (3.5)%

Conference Call
Friday, July 31, 2020 at 10:00 AM CT
Domestic Dial-In Number: (888) 317-6003; International Dial-In Number: (412) 317-6061
Passcode: 4385387
Webcast: https://services.choruscall.com/links/cpt200731.html

Supplemental financial information is available in the Investors section of the Company’s website under Earnings Releases or by calling Camden’s Investor Relations Department at (713) 354-2787.

Forward-Looking Statements
In addition to historical information, this press release contains forward-looking statements under the federal securities law. These statements are based on current expectations, estimates, and projections about the industry and markets in which Camden operates, management's beliefs, and assumptions made by management. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict. Factors which may cause the Company’s actual results or performance to differ materially from those contemplated by forward-looking statements are described under the heading “Risk Factors” in Camden’s Annual Report on Form 10-K and in other filings with the Securities and Exchange Commission (SEC). Forward-looking statements made in today’s press release represent management’s current opinions at the time of this publication, and the Company assumes no obligation to update or supplement these statements because of subsequent events.

About Camden
Camden Property Trust, an S&P 400 Company, is a real estate company primarily engaged in the ownership, management, development, redevelopment, acquisition, and construction of multifamily apartment communities. Camden owns interests in and operates 164 properties containing 56,112 apartment homes across the United States. Upon completion of 7 properties currently under development, the Company’s portfolio will increase to 58,051 apartment homes in 171 properties. Camden has been recognized as one of the 100 Best Companies to Work For® by FORTUNE magazine for 13 consecutive years, most recently ranking #18. The Company also received a Glassdoor Employeesʼ Choice Award in 2020, ranking #25 for large U.S. companies.

For additional information, please contact Camden’s Investor Relations Department at (713) 354-2787 or access our website at camdenliving.com.

CAMDEN	FINANCIAL HIGHLIGHTS
(In thousands, except per share, property data amounts and ratios)

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2020	2019	2020	2019
Property revenues	$250,683	$255,761	$516,562	$504,328

Adjusted EBITDA (a)	146,477	145,856	300,473	284,577

Net income attributable to common shareholders (b)	16,477	42,399	59,761	81,012
Per share - basic	0.17	0.43	0.60	0.83
Per share - diluted	0.17	0.43	0.60	0.82

Funds from operations	110,367	128,635	246,686	249,298
Per share - diluted	1.09	1.28	2.44	2.50

Adjusted funds from operations	91,585	107,469	213,079	218,477
Per share - diluted	0.91	1.07	2.11	2.19

Dividends per share	0.83	0.80	1.66	1.60
Dividend payout ratio (FFO)	76.1%	62.5%	68.0%	64.0%

Interest expensed	23,482	19,349	43,189	39,819
Interest capitalized	4,087	3,194	8,617	5,926
Total interest incurred	27,569	22,543	51,806	45,745

Principal amortization	—	215	—	481

Net Debt to Annualized Adjusted EBITDA (c)	4.6x	3.9x	4.4x	3.9x
Interest expense coverage ratio	6.2x	7.5x	7.0x	7.1x
Total interest coverage ratio	5.3x	6.5x	5.8x	6.2x
Fixed charge expense coverage ratio	6.2x	7.5x	7.0x	7.1x
Total fixed charge coverage ratio	5.3x	6.4x	5.8x	6.2x
Unencumbered real estate assets (at cost) to unsecured debt ratio	2.9x	3.6x	2.9x	3.6x

Same property NOI increase (d)	(1.1)%	4.2%	2.2%	3.9%
(# of apartment homes included)	43,710	42,618	43,710	42,618

Gross turnover of apartment homes (annualized)	51%	56%	49%	52%
Net turnover (excludes on-site transfers and transfers to other Camden communities)	41%	46%	39%	42%

			As of June 30,
			2020	2019
Total assets			$7,321,700	$6,621,602
Total debt			$3,224,871	$2,476,803
Common and common equivalent shares, outstanding end of period (e)			101,192	100,789
Share price, end of period			$91.22	$104.39
Book equity value, end of period (f)			$3,610,567	$3,688,768
Market equity value, end of period (g)			$9,230,734	$10,521,364

(a) Adjusted EBITDA excludes approximately $13.9 million of COVID-19 Related Impact, which consists of the Resident Relief Funds, Employee Relief Fund, direct COVID-19 expenses, and bonus paid to on-site employees.

(b) Net income attributable to common shareholders includes the approximate $14.4 million COVID-19 Related Impact for the three and six months ended June 30, 2020. Please refer to page 28, footnote (a), for additional detail on the breakdown of the COVID-19 Related Impact.

(c) Net Debt is defined by the Company as the average monthly balance of Total Debt during the period, less the average monthly balance of Cash and Cash Equivalents during the period. Annualized Adjusted EBITDA is Adjusted EBITDA as reported for the period multiplied by either 4 for quarter results or 2 for 6 month results.

(d) "Same Property" Communities are communities which were owned by the Company and stabilized since January 1, 2019, excluding communities under redevelopment and properties held for sale.

(e) Includes at June 30, 2020: 99,444 common shares (including 27 common share equivalents related to share awards), plus 1,748 common share equivalents upon the assumed conversion of non-controlling units.

(f) Includes: common shares, common units, common share equivalents, and non-qualified deferred compensation share awards.

(g) Includes: common shares, common units, and common share equivalents.

Note: Please refer to pages 28, 29 and 30 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	OPERATING RESULTS
(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2020	2019	2020	2019
OPERATING DATA

Property revenues (a)	$250,683	$255,761	$516,562	$504,328

Property expenses
Property operating and maintenance	64,641	58,147	124,597	115,095
Real estate taxes	35,040	33,080	69,220	66,970
Total property expenses	99,681	91,227	193,817	182,065

Non-property income
Fee and asset management	2,380	1,867	4,907	3,710
Interest and other income	325	331	654	629
Income/(Loss) on deferred compensation plans	11,435	3,856	(3,425)	14,212
Total non-property income	14,140	6,054	2,136	18,551

Other expenses
Property management	5,939	6,093	12,466	12,750
Fee and asset management	820	1,522	1,663	2,706
General and administrative	14,391	13,261	27,624	26,569
Interest	23,482	19,349	43,189	39,819
Depreciation and amortization	92,803	84,646	184,662	164,920
Expense/(Benefit) on deferred compensation plans	11,435	3,856	(3,425)	14,212
Total other expenses	148,870	128,727	266,179	260,976

Gain on sale of land	—	—	382	—
Equity in income of joint ventures	1,633	1,909	3,755	3,821
Income from continuing operations before income taxes	17,905	43,770	62,839	83,659
Income tax expense	(394)	(228)	(861)	(396)
Net income	17,511	43,542	61,978	83,263
Less income allocated to non-controlling interests	(1,034)	(1,143)	(2,217)	(2,251)
Net income attributable to common shareholders (b)	$16,477	$42,399	$59,761	$81,012

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
Net income	$17,511	$43,542	$61,978	$83,263
Other comprehensive income
Unrealized (loss) on cash flow hedging activities	—	(7,060)	—	(12,998)
Reclassification of net loss (gain) on cash flow hedging activities, prior service cost and net loss on post retirement obligation	366	(351)	732	(726)
Comprehensive income	17,877	36,131	62,710	69,539
Less income allocated to non-controlling interests	(1,034)	(1,143)	(2,217)	(2,251)
Comprehensive income attributable to common shareholders	$16,843	$34,988	$60,493	$67,288

PER SHARE DATA

Total earnings per common share - basic	$0.17	$0.43	$0.60	$0.83
Total earnings per common share - diluted	0.17	0.43	0.60	0.82

Weighted average number of common shares outstanding:
Basic	99,399	98,903	99,348	97,903
Diluted	99,408	98,997	99,394	98,024

(a) We elected to combine lease and non-lease components and thus present rental revenue in a single line item in our consolidated statements of income and comprehensive income.  For the three months ended June 30, 2020, we recognized $250.7 million of property revenue which consisted of approximately $221.4 million of rental revenue, net of $9.1 million related to the Resident Relief Funds, and approximately $29.3 million of amounts received under contractual terms for other services considered to be non-lease components within our lease contracts.  This compares to property revenue of $255.8 million recognized for the three months ended June 30, 2019, made up of approximately $226.3 million of rental revenue and approximately $29.5 million of amounts received under contractual terms for other services considered to be non-lease components within our lease contracts. For the six months ended June 30, 2020, we recognized $516.6 million of property revenue which consisted of approximately $458.0 million of rental revenue, net of $9.1 million related to the Resident Relief Funds, and approximately $58.6 million of amounts received under contractual terms for other services considered to be non-lease components within our lease contracts.  This compares to property revenue of $504.3 million recognized for the six months ended June 30, 2019, made up of approximately $446.3 million of rental revenue and approximately $58.0 million of amounts received under contractual terms for other services considered to be non-lease components within our lease contracts. Revenue related to utility rebilling to residents was $7.1 million and $6.4 million for the three months ended June 30, 2020 and 2019, respectively. For the six months ended June 30, 2020 we recognized $14.0 million of revenue related to utility rebilling to residents. This compares to revenue related to utility rebilling to residents of $12.9 million for the six months ended June 30, 2019.

(b) Net income attributable to common shareholders includes the approximate $14.4 million COVID-19 Related Impact for the three and six months ended June 30, 2020. Please refer to page 28, footnote (a), for additional detail on the breakdown of the COVID-19 Related Impact.

Note: Please refer to pages 28, 29 and 30 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	FUNDS FROM OPERATIONS
(In thousands, except per share and property data amounts)

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2020	2019	2020	2019
FUNDS FROM OPERATIONS

Net income attributable to common shareholders (a)	$16,477	$42,399	$59,761	$81,012
Real estate depreciation and amortization	90,500	82,796	180,011	161,471
Adjustments for unconsolidated joint ventures	2,287	2,260	4,529	4,491
Income allocated to non-controlling interests	1,103	1,180	2,385	2,324
Funds from operations	$110,367	$128,635	$246,686	$249,298

Less: recurring capitalized expenditures (b)	(18,782)	(21,166)	(33,607)	(30,821)

Adjusted funds from operations	$91,585	$107,469	$213,079	$218,477

PER SHARE DATA
Funds from operations - diluted	$1.09	$1.28	$2.44	$2.50
Adjusted funds from operations - diluted	0.91	1.07	2.11	2.19
Distributions declared per common share	0.83	0.80	1.66	1.60

Weighted average number of common shares outstanding:
FFO/AFFO - diluted	101,156	100,750	101,142	99,779

PROPERTY DATA
Total operating properties (end of period) (c)	164	165	164	165
Total operating apartment homes in operating properties (end of period) (c)	56,112	56,271	56,112	56,271
Total operating apartment homes (weighted average)	49,069	48,565	49,043	48,261

(a) Net income attributable to common shareholders includes the approximate $14.4 million COVID-19 Related Impact for the three and six months ended June 30, 2020. Please refer to page 28, footnote (a), for additional detail on the breakdown of the COVID-19 Related Impact.

(b) Capital expenditures necessary to help preserve the value of and maintain the functionality at our communities.

(c) Includes joint ventures and properties held for sale, if any.

Note: Please refer to pages 28, 29 and 30 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	BALANCE SHEETS
(In thousands)

(Unaudited)

	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019
ASSETS
Real estate assets, at cost
Land	$1,206,656	$1,206,130	$1,199,384	$1,158,342	$1,158,342
Buildings and improvements	7,597,165	7,547,150	7,404,090	7,242,256	7,192,644
	8,803,821	8,753,280	8,603,474	8,400,598	8,350,986
Accumulated depreciation	(2,857,124)	(2,770,848)	(2,686,025)	(2,638,693)	(2,558,690)
Net operating real estate assets	5,946,697	5,982,432	5,917,449	5,761,905	5,792,296
Properties under development, including land	514,336	467,288	512,319	440,917	397,418
Investments in joint ventures	21,735	22,318	20,688	21,715	21,313
Total real estate assets	6,482,768	6,472,038	6,450,456	6,224,537	6,211,027
Accounts receivable – affiliates	21,432	20,344	21,833	23,170	22,297
Other assets, net (a)	211,823	196,544	248,716	238,014	233,335
Cash and cash equivalents	601,584	22,277	23,184	157,239	149,551
Restricted cash	4,093	4,367	4,315	5,686	5,392
Total assets	$7,321,700	$6,715,570	$6,748,504	$6,648,646	$6,621,602

LIABILITIES AND EQUITY
Liabilities
Notes payable
Unsecured	$3,224,871	$2,606,876	$2,524,099	$2,432,137	$2,431,336
Secured	—	—	—	45,250	45,467
Accounts payable and accrued expenses	167,453	156,841	171,719	170,689	128,371
Accrued real estate taxes	62,499	32,365	54,408	74,658	59,525
Distributions payable	84,138	84,112	80,973	80,764	80,767
Other liabilities (b)	172,172	164,052	215,581	187,367	187,368
Total liabilities	3,711,133	3,044,246	3,046,780	2,990,865	2,932,834

Equity
Common shares of beneficial interest	1,068	1,069	1,069	1,065	1,065
Additional paid-in capital	4,574,387	4,569,995	4,566,731	4,538,422	4,533,667
Distributions in excess of net income attributable to common shareholders	(689,809)	(623,570)	(584,167)	(599,615)	(563,834)
Treasury shares, at cost	(341,637)	(342,778)	(348,419)	(348,556)	(348,480)
Accumulated other comprehensive income (loss) (c)	(5,797)	(6,163)	(6,529)	(6,438)	(6,795)
Total common equity	3,538,212	3,598,553	3,628,685	3,584,878	3,615,623
Non-controlling interests	72,355	72,771	73,039	72,903	73,145
Total equity	3,610,567	3,671,324	3,701,724	3,657,781	3,688,768
Total liabilities and equity	$7,321,700	$6,715,570	$6,748,504	$6,648,646	$6,621,602

(a) Includes net deferred charges of:	$3,031	$3,399	$3,658	$4,358	$4,345

(b) Includes deferred revenues of:	$344	$375	$408	$497	$581

(c) Represents the unrealized net loss and unamortized prior service costs on post retirement obligations, and unrealized net gain (loss) on cash flow hedging activities.

CAMDEN	PORTFOLIO STATISTICS

(Unaudited)

COMMUNITY PORTFOLIO AT JUNE 30, 2020 (in apartment homes)

	Fully Consolidated					Non-Consolidated

	"Same Property"	Non-"Same Property" (a)	Completed in Lease-up	Under Construction	Total	Operating	Under Construction	Total	Grand Total
D.C. Metro (b)	5,381	1,200	—	—	6,581	281	—	281	6,862
Houston, TX	5,912	867	—	271	7,050	2,522	234	2,756	9,806
Atlanta, GA	4,262	—	—	366	4,628	234	—	234	4,862
Los Angeles/Orange County, CA	2,116	547	—	—	2,663	—	—	—	2,663
Dallas, TX	4,416	—	—	—	4,416	1,250	—	1,250	5,666
Phoenix, AZ	2,929	316	441	343	4,029	—	—	—	4,029
SE Florida	1,956	825	—	—	2,781	—	—	—	2,781
Orlando, FL	2,995	299	—	360	3,654	300	—	300	3,954
Denver, CO	2,632	—	—	233	2,865	—	—	—	2,865
Charlotte, NC	2,810	28	—	—	2,838	266	—	266	3,104
Raleigh, NC	2,350	540	—	—	2,890	350	—	350	3,240
Tampa, FL	2,286	—	—	—	2,286	450	—	450	2,736
Austin, TX	2,000	326	—	—	2,326	1,360	—	1,360	3,686
San Diego/Inland Empire, CA	1,665	—	—	132	1,797	—	—	—	1,797
Total Portfolio	43,710	4,948	441	1,705	50,804	7,013	234	7,247	58,051

(a) Includes redevelopment properties.

(b) D.C. Metro includes Washington D.C., Maryland, and Northern Virginia.

SECOND QUARTER NOI CONTRIBUTION PERCENTAGE BY REGION				WEIGHTED AVERAGE OCCUPANCY FOR THE QUARTER ENDED (e)

	"Same Property" Communities	Operating Communities (c)	Incl. JVs at Pro Rata % (d)	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019
D.C. Metro	16.2%	17.2%	16.9%	95.8%	96.6%	96.3%	96.7%	96.7%
Houston, TX	10.3%	10.5%	11.2%	93.4%	94.7%	95.7%	95.5%	95.9%
Atlanta, GA	10.0%	8.8%	8.6%	95.5%	95.6%	96.0%	96.2%	96.3%
Los Angeles/Orange County, CA	6.9%	7.8%	7.5%	94.2%	95.2%	95.9%	96.1%	95.5%
Dallas, TX	7.6%	6.6%	7.0%	95.2%	96.2%	96.3%	96.3%	96.0%
Phoenix, AZ	7.0%	7.7%	7.4%	94.5%	96.6%	96.5%	96.0%	95.3%
SE Florida	5.2%	6.6%	6.4%	95.0%	96.7%	96.1%	95.9%	95.7%
Orlando, FL	6.0%	5.8%	5.7%	94.5%	96.2%	95.9%	96.6%	96.5%
Denver, CO	6.8%	5.9%	5.7%	95.5%	95.5%	96.3%	96.0%	95.5%
Charlotte, NC	6.0%	5.6%	5.6%	94.9%	96.4%	96.0%	96.5%	96.1%
Raleigh, NC	4.5%	4.9%	5.0%	96.0%	95.8%	96.0%	96.1%	95.7%
Tampa, FL	4.9%	4.4%	4.5%	95.1%	95.9%	95.9%	95.8%	95.6%
Austin, TX	3.7%	3.9%	4.3%	95.4%	96.5%	96.1%	96.6%	96.3%
San Diego/Inland Empire, CA	4.9%	4.3%	4.2%	95.4%	94.3%	95.8%	95.7%	95.7%
Total Portfolio	100.0%	100.0%	100.0%	94.9%	95.9%	96.1%	96.1%	96.0%

(c) Operating communities represent all fully-consolidated communities for the period, excluding communities under construction.

(d) Based on total NOI from operating communities plus Camden's pro-rata share of total NOI from unconsolidated joint venture communities.

(e) Occupancy figures include all stabilized operating communities owned during the period, including those held through unconsolidated joint venture investments.

CAMDEN	COMPONENTS OF PROPERTY
NET OPERATING INCOME
(In thousands, except property data amounts)

(Unaudited)

	Apartment	Three Months Ended June 30,			Six Months Ended June 30,
Property Revenues	Homes	2020	2019	Change	2020	2019	Change
"Same Property" Communities (a)	43,710	$225,382	$225,211	$171	$455,291	$447,018	$8,273
Non-"Same Property" Communities (b)	4,948	30,381	24,484	5,897	62,055	45,479	16,576
Development and Lease-Up Communities (c)	2,146	2,422	1,504	918	4,502	2,765	1,737
Resident Relief Funds (d)	—	(9,074)	—	(9,074)	(9,074)	—	(9,074)
Disposition/Other (e)	—	1,572	4,562	(2,990)	3,788	9,066	(5,278)
Total Property Revenues	50,804	$250,683	$255,761	($5,078)	$516,562	$504,328	$12,234

Property Expenses
"Same Property" Communities (a)	43,710	$81,545	$79,703	$1,842	$162,350	$160,467	$1,883
Non-"Same Property" Communities (b)	4,948	11,851	9,135	2,716	23,557	17,012	6,545
Development and Lease-Up Communities (c)	2,146	1,333	577	756	2,178	1,059	1,119
COVID-19 Expenses (f)	—	4,096	—	4,096	4,096	—	4,096
Disposition/Other (e)	—	856	1,812	(956)	1,636	3,527	(1,891)
Total Property Expenses	50,804	$99,681	$91,227	$8,454	$193,817	$182,065	$11,752

Property Net Operating Income
"Same Property" Communities (a)	43,710	$143,837	$145,508	($1,671)	$292,941	$286,551	$6,390
Non-"Same Property" Communities (b)	4,948	18,530	15,349	3,181	38,498	28,467	10,031
Development and Lease-Up Communities (c)	2,146	1,089	927	162	2,324	1,706	618
COVID-19 Related Impact (d) (f)	—	(13,170)	—	(13,170)	(13,170)	—	(13,170)
Disposition/Other (e)	—	716	2,750	(2,034)	2,152	5,539	(3,387)
Total Property Net Operating Income	50,804	$151,002	$164,534	($13,532)	$322,745	$322,263	$482

(a) "Same Property" Communities are communities we owned and were stabilized since January 1, 2019, excluding communities under redevelopment and properties held for sale. The Company defines properties under redevelopment as communities with capital expenditures that improve a community's cash flow and competitive position, through extensive unit, exterior building, common area, and amenity upgrades. Management believes "Same Property" information is useful as it allows both management and investors to determine financial results over a particular period for the same set of communities.

(b) Non-"Same Property" Communities are stabilized communities not owned or stabilized since January 1, 2019, including communities under redevelopment, and excluding properties held for sale.

(c) Development and Lease-Up Communities are non-stabilized communities we have developed since January 1, 2019, excluding properties held for sale.

(d) Two Resident Relief Funds were established for residents experiencing financial losses caused by the COVID-19 pandemic, and was paid out to approximately 7,100 residents of our wholly-owned communities. All charges related to these funds were recognized in 2Q20 as a reduction of revenue.

(e) Disposition/Other includes those communities disposed of by the Company, which are not classified as "Discontinued Operations". "Other" includes results from non-multifamily rental communities, expenses related to land holdings not under active development, and other miscellaneous revenues and expenses.

(f) We incurred approximately $4.1 million of COVID-19 expenses at our operating communities, which included $2.8 million of bonuses paid to on-site employees who provided essential services during the pandemic and $1.3 million in other directly related COVID-19 expenses, for the three and six months ended June 30, 2020.

CAMDEN	"SAME PROPERTY"
SECOND QUARTER COMPARISONS
June 30, 2020
(In thousands, except property data amounts)

(Unaudited)

	Apartment
	Homes	Revenues			Expenses			NOI
Quarterly Results (a)	Included	2Q20	2Q19	Growth	2Q20	2Q19	Growth	2Q20	2Q19	Growth
D.C. Metro	5,381	$33,622	$33,190	1.3%	$10,368	$10,139	2.3%	$23,254	$23,051	0.9%
Houston, TX	5,912	27,267	27,977	(2.5)%	12,469	12,178	2.4%	14,798	15,799	(6.3)%
Atlanta, GA	4,262	21,880	21,795	0.4%	7,520	7,466	0.7%	14,360	14,329	0.2%
Dallas, TX	4,416	19,873	19,805	0.3%	8,977	8,601	4.4%	10,896	11,204	(2.7)%
Los Angeles/Orange County, CA	2,116	14,159	14,816	(4.4)%	4,251	4,542	(6.4)%	9,908	10,274	(3.6)%
Denver, CO	2,632	14,564	14,407	1.1%	4,825	4,548	6.1%	9,739	9,859	(1.2)%
Phoenix, AZ	2,929	14,360	13,837	3.8%	4,319	4,256	1.5%	10,041	9,581	4.8%
Orlando, FL	2,995	13,753	13,818	(0.5)%	5,097	4,943	3.1%	8,656	8,875	(2.5)%
Charlotte, NC	2,810	12,910	12,728	1.4%	4,222	4,126	2.3%	8,688	8,602	1.0%
SE Florida	1,956	11,855	12,223	(3.0)%	4,346	4,061	7.0%	7,509	8,162	(8.0)%
Tampa, FL	2,286	11,483	11,491	(0.1)%	4,390	4,314	1.8%	7,093	7,177	(1.2)%
San Diego/Inland Empire, CA	1,665	10,690	10,628	0.6%	3,593	3,388	6.1%	7,097	7,240	(2.0)%
Raleigh, NC	2,350	9,659	9,293	3.9%	3,246	3,137	3.5%	6,413	6,156	4.2%
Austin, TX	2,000	9,307	9,203	1.1%	3,922	4,004	(2.0)%	5,385	5,199	3.6%

Total Same Property	43,710	$225,382	$225,211	0.1%	$81,545	$79,703	2.3%	$143,837	$145,508	(1.1)%

					Weighted Average Monthly			Weighted Average Monthly
	% of NOI	Average Occupancy (a)			Rental Rate (b)			Revenue per Occupied Home (c)
Quarterly Results (a)	Contribution	2Q20	2Q19	Growth	2Q20	2Q19	Growth	2Q20	2Q19	Growth
D.C. Metro	16.2%	96.1%	96.9%	(0.8)%	$1,916	$1,853	3.4%	$2,167	$2,122	2.1%
Houston, TX	10.3%	93.9%	95.9%	(2.0)%	1,434	1,424	0.7%	1,639	1,649	(0.5)%
Atlanta, GA	10.0%	95.5%	96.3%	(0.8)%	1,555	1,529	1.7%	1,791	1,769	1.2%
Dallas, TX	7.6%	95.2%	96.0%	(0.8)%	1,354	1,324	2.3%	1,576	1,558	1.1%
Los Angeles/Orange County, CA	6.9%	94.3%	95.5%	(1.2)%	2,247	2,226	0.9%	2,365	2,444	(3.2)%
Denver, CO	6.8%	95.5%	95.5%	0.0%	1,693	1,643	3.0%	1,931	1,910	1.1%
Phoenix, AZ	7.0%	94.6%	95.5%	(0.9)%	1,463	1,384	5.7%	1,726	1,648	4.7%
Orlando, FL	6.0%	94.9%	96.7%	(1.8)%	1,413	1,383	2.2%	1,613	1,592	1.3%
Charlotte, NC	6.0%	94.8%	96.0%	(1.2)%	1,386	1,346	3.0%	1,615	1,573	2.6%
SE Florida	5.2%	95.7%	96.5%	(0.8)%	1,899	1,881	1.0%	2,111	2,159	(2.2)%
Tampa, FL	4.9%	95.2%	95.6%	(0.4)%	1,538	1,497	2.7%	1,759	1,753	0.3%
San Diego/Inland Empire, CA	4.9%	95.4%	95.7%	(0.3)%	2,039	1,991	2.4%	2,243	2,223	0.9%
Raleigh, NC	4.5%	96.3%	96.2%	0.1%	1,186	1,135	4.5%	1,422	1,370	3.8%
Austin, TX	3.7%	95.8%	96.7%	(0.9)%	1,380	1,331	3.7%	1,620	1,587	2.0%

Total Same Property	100.0%	95.2%	96.1%	(0.9)%	$1,583	$1,545	2.5%	$1,806	$1,787	1.0%

(a) "Same Property" Communities are communities we owned and were stabilized since January 1, 2019, excluding communities under redevelopment and properties held for sale. The Company defines properties under redevelopment as communities with capital expenditures that improve a community's cash flow and competitive position, through extensive unit, exterior building, common area, and amenity upgrades. Management believes "Same Property" information is useful as it allows both management and investors to determine financial results over a particular period for the same set of communities. "Same Property" results exclude any COVID-19 Related Impact.

(b) Weighted average monthly rental rate are the Company's rental rates for leases in place and vacant units at market after "loss to lease" and concessions, but before vacancy and bad debt.

(c) Weighted average monthly revenue per occupied home are the Company's reported revenues divided by the average occupied homes for the period on a monthly basis.

CAMDEN	"SAME PROPERTY"
SEQUENTIAL QUARTER COMPARISONS
June 30, 2020
(In thousands, except property data amounts)

(Unaudited)

	Apartment
	Homes	Revenues			Expenses			NOI
Quarterly Results (a)	Included	2Q20	1Q20	Growth	2Q20	1Q20	Growth	2Q20	1Q20	Growth
D.C. Metro	5,381	$33,622	$34,018	(1.2)%	$10,368	$10,606	(2.2)%	$23,254	$23,412	(0.7)%
Houston, TX	5,912	27,267	28,079	(2.9)%	12,469	12,211	2.1%	14,798	15,868	(6.7)%
Atlanta, GA	4,262	21,880	22,034	(0.7)%	7,520	7,441	1.1%	14,360	14,593	(1.6)%
Dallas, TX	4,416	19,873	20,187	(1.6)%	8,977	8,581	4.6%	10,896	11,606	(6.1)%
Los Angeles/Orange County, CA	2,116	14,159	15,107	(6.3)%	4,251	4,325	(1.7)%	9,908	10,782	(8.1)%
Denver, CO	2,632	14,564	14,645	(0.6)%	4,825	4,464	8.1%	9,739	10,181	(4.3)%
Phoenix, AZ	2,929	14,360	14,433	(0.5)%	4,319	4,382	(1.4)%	10,041	10,051	(0.1)%
Orlando, FL	2,995	13,753	14,198	(3.1)%	5,097	5,198	(1.9)%	8,656	9,000	(3.8)%
Charlotte, NC	2,810	12,910	13,089	(1.4)%	4,222	4,192	0.7%	8,688	8,897	(2.3)%
SE Florida	1,956	11,855	12,484	(5.0)%	4,346	4,150	4.7%	7,509	8,334	(9.9)%
Tampa, FL	2,286	11,483	11,771	(2.4)%	4,390	4,372	0.4%	7,093	7,399	(4.1)%
San Diego/Inland Empire, CA	1,665	10,690	10,859	(1.6)%	3,593	3,623	(0.8)%	7,097	7,236	(1.9)%
Raleigh, NC	2,350	9,659	9,618	0.4%	3,246	3,228	0.6%	6,413	6,390	0.4%
Austin, TX	2,000	9,307	9,387	(0.9)%	3,922	4,032	(2.7)%	5,385	5,355	0.6%

Total Same Property	43,710	$225,382	$229,909	(2.0)%	$81,545	$80,805	0.9%	$143,837	$149,104	(3.5)%

					Weighted Average Monthly			Weighted Average Monthly
	% of NOI	Average Occupancy (a)			Rental Rate (b)			Revenue per Occupied Home (c)
Quarterly Results (a)	Contribution	2Q20	1Q20	Growth	2Q20	1Q20	Growth	2Q20	1Q20	Growth
D.C. Metro	16.2%	96.1%	96.8%	(0.7)%	$1,916	$1,907	0.5%	$2,167	$2,177	(0.5)%
Houston, TX	10.3%	93.9%	95.6%	(1.7)%	1,434	1,437	(0.2)%	1,639	1,658	(1.2)%
Atlanta, GA	10.0%	95.5%	95.6%	(0.1)%	1,555	1,557	(0.1)%	1,791	1,802	(0.6)%
Dallas, TX	7.6%	95.2%	96.2%	(1.0)%	1,354	1,352	0.1%	1,576	1,584	(0.6)%
Los Angeles/Orange County, CA	6.9%	94.3%	95.4%	(1.1)%	2,247	2,251	(0.2)%	2,365	2,494	(5.2)%
Denver, CO	6.8%	95.5%	95.5%	0.0%	1,693	1,689	0.2%	1,931	1,942	(0.6)%
Phoenix, AZ	7.0%	94.6%	96.6%	(2.0)%	1,463	1,449	1.0%	1,726	1,700	1.5%
Orlando, FL	6.0%	94.9%	96.3%	(1.4)%	1,413	1,411	0.1%	1,613	1,641	(1.7)%
Charlotte, NC	6.0%	94.8%	96.4%	(1.6)%	1,386	1,381	0.4%	1,615	1,611	0.2%
SE Florida	5.2%	95.7%	97.1%	(1.4)%	1,899	1,909	(0.5)%	2,111	2,190	(3.6)%
Tampa, FL	4.9%	95.2%	96.0%	(0.8)%	1,538	1,533	0.3%	1,759	1,788	(1.6)%
San Diego/Inland Empire, CA	4.9%	95.4%	94.3%	1.1%	2,039	2,032	0.3%	2,243	2,305	(2.7)%
Raleigh, NC	4.5%	96.3%	96.3%	0.0%	1,186	1,177	0.8%	1,422	1,417	0.4%
Austin, TX	3.7%	95.8%	96.6%	(0.8)%	1,380	1,373	0.5%	1,620	1,621	(0.1)%

Total Same Property	100.0%	95.2%	96.1%	(0.9)%	$1,583	$1,580	0.2%	$1,806	$1,825	(1.1)%

(a) "Same Property" Communities are communities we owned and were stabilized since January 1, 2019, excluding communities under redevelopment and properties held for sale. The Company defines properties under redevelopment as communities with capital expenditures that improve a community's cash flow and competitive position, through extensive unit, exterior building, common area, and amenity upgrades. Management believes "Same Property" information is useful as it allows both management and investors to determine financial results over a particular period for the same set of communities. "Same Property" results exclude any COVID-19 Related Impact.

(b) Weighted average monthly rental rate are the Company's rental rates for leases in place and vacant units at market after "loss to lease" and concessions, but before vacancy and bad debt.

(c) Weighted average monthly revenue per occupied home are the Company's reported revenues divided by the average occupied homes for the period on a monthly basis.

CAMDEN	"SAME PROPERTY"
YEAR TO DATE COMPARISONS
June 30, 2020
(In thousands, except property data amounts)

(Unaudited)

	Apartment
	Homes	Revenues			Expenses			NOI
Year to Date Results (a)	Included	2020	2019	Growth	2020	2019	Growth	2020	2019	Growth
D.C. Metro	5,381	$67,640	$65,703	2.9%	$20,973	$20,399	2.8%	$46,667	$45,304	3.0%
Houston, TX	5,912	55,345	55,549	(0.4)%	24,680	24,570	0.4%	30,665	30,979	(1.0)%
Atlanta, GA	4,262	43,914	43,234	1.6%	14,961	15,387	(2.8)%	28,953	27,847	4.0%
Dallas, TX	4,416	40,060	39,362	1.8%	17,558	17,619	(0.3)%	22,502	21,743	3.5%
Los Angeles/Orange County, CA	2,116	29,266	29,439	(0.6)%	8,576	9,049	(5.2)%	20,690	20,390	1.5%
Denver, CO	2,632	29,209	28,554	2.3%	9,289	9,164	1.4%	19,920	19,390	2.7%
Phoenix, AZ	2,929	28,793	27,409	5.0%	8,701	8,603	1.1%	20,092	18,806	6.8%
Orlando, FL	2,995	27,951	27,500	1.6%	10,295	9,994	3.0%	17,656	17,506	0.9%
Charlotte, NC	2,810	25,999	25,332	2.6%	8,414	8,067	4.3%	17,585	17,265	1.9%
SE Florida	1,956	24,339	24,405	(0.3)%	8,496	8,080	5.1%	15,843	16,325	(3.0)%
Tampa, FL	2,286	23,254	22,913	1.5%	8,762	8,638	1.4%	14,492	14,275	1.5%
San Diego/Inland Empire, CA	1,665	21,549	21,062	2.3%	7,215	6,806	6.0%	14,334	14,256	0.5%
Raleigh, NC	2,350	19,277	18,360	5.0%	6,476	6,113	5.9%	12,801	12,247	4.5%
Austin, TX	2,000	18,695	18,196	2.7%	7,954	7,978	(0.3)%	10,741	10,218	5.1%

Total Same Property	43,710	$455,291	$447,018	1.9%	$162,350	$160,467	1.2%	$292,941	$286,551	2.2%

					Weighted Average Monthly			Weighted Average Monthly
	% of NOI	Average Occupancy (a)			Rental Rate (b)			Revenue per Occupied Home (c)
Year to Date Results (a)	Contribution	2020	2019	Growth	2020	2019	Growth	2020	2019	Growth
D.C. Metro	15.9%	96.5%	96.5%	0.0%	$1,912	$1,842	3.8%	$2,172	$2,110	2.9%
Houston, TX	10.5%	94.7%	95.5%	(0.8)%	1,436	1,422	1.0%	1,650	1,644	0.4%
Atlanta, GA	9.9%	95.5%	96.4%	(0.9)%	1,556	1,521	2.3%	1,798	1,754	2.5%
Dallas, TX	7.6%	95.7%	95.9%	(0.2)%	1,353	1,319	2.6%	1,580	1,549	2.0%
Los Angeles/Orange County, CA	7.1%	94.9%	95.7%	(0.8)%	2,249	2,216	1.5%	2,430	2,424	0.2%
Denver, CO	6.8%	95.5%	95.5%	0.0%	1,691	1,633	3.6%	1,936	1,893	2.3%
Phoenix, AZ	6.9%	95.6%	95.8%	(0.2)%	1,456	1,374	6.0%	1,714	1,629	5.2%
Orlando, FL	6.0%	95.6%	96.4%	(0.8)%	1,412	1,376	2.6%	1,627	1,588	2.4%
Charlotte, NC	6.0%	95.6%	96.0%	(0.4)%	1,384	1,339	3.4%	1,612	1,566	3.0%
SE Florida	5.4%	96.4%	96.4%	0.0%	1,904	1,878	1.4%	2,151	2,156	(0.3)%
Tampa, FL	4.9%	95.6%	95.9%	(0.3)%	1,535	1,490	3.0%	1,774	1,743	1.8%
San Diego/Inland Empire, CA	4.9%	94.8%	95.4%	(0.6)%	2,036	1,982	2.7%	2,274	2,210	2.9%
Raleigh, NC	4.4%	96.3%	95.9%	0.4%	1,182	1,127	4.9%	1,419	1,358	4.6%
Austin, TX	3.7%	96.2%	96.4%	(0.2)%	1,377	1,322	4.2%	1,620	1,573	2.9%

Total Same Property	100.0%	95.6%	96.0%	(0.4)%	$1,581	$1,537	2.9%	$1,816	$1,776	2.3%

(a) "Same Property" Communities are communities we owned and were stabilized since January 1, 2019, excluding communities under redevelopment and properties held for sale. The Company defines properties under redevelopment as communities with capital expenditures that improve a community's cash flow and competitive position, through extensive unit, exterior building, common area, and amenity upgrades. Management believes "Same Property" information is useful as it allows both management and investors to determine financial results over a particular period for the same set of communities. "Same Property" results exclude any COVID-19 Related Impact.

(b) Weighted average monthly rental rates are the Company's rental rates for leases in place and vacant units at market after "loss to lease" and concessions, but before vacancy and bad debt.

(c) Weighted average monthly revenue per occupied home are the Company's reported revenues divided by the average occupied homes for the period on a monthly basis.

CAMDEN	"SAME PROPERTY" OPERATING EXPENSE
DETAIL AND COMPARISONS
June 30, 2020
(In thousands)

(Unaudited)

					% of Actual
					2Q20 Operating
Quarterly Comparison (a)	2Q20	2Q19	$ Change	% Change	Expenses

Property taxes	$29,306	$28,829	$477	1.7%	35.9%
Salaries and Benefits for On-site Employees	17,643	16,373	1,270	7.8%	21.6%
Utilities	17,414	16,838	576	3.4%	21.4%
Repairs and Maintenance	9,669	10,327	(658)	(6.4)%	11.9%
Property Insurance	2,667	2,328	339	14.6%	3.3%
General and Administrative	2,808	2,916	(108)	(3.7)%	3.4%
Marketing and Leasing	1,225	1,294	(69)	(5.3)%	1.5%
Other	813	798	15	1.9%	1.0%

Total Same Property	$81,545	$79,703	$1,842	2.3%	100.0%

					% of Actual
					2Q20 Operating
Sequential Comparison (a)	2Q20	1Q20	$ Change	% Change	Expenses

Property taxes	$29,306	$28,839	$467	1.6%	35.9%
Salaries and Benefits for On-site Employees	17,643	17,422	221	1.3%	21.6%
Utilities	17,414	17,354	60	0.3%	21.4%
Repairs and Maintenance	9,669	9,223	446	4.8%	11.9%
Property Insurance	2,667	2,760	(93)	(3.4)%	3.3%
General and Administrative	2,808	3,151	(343)	(10.9)%	3.4%
Marketing and Leasing	1,225	1,267	(42)	(3.3)%	1.5%
Other	813	789	24	3.0%	1.0%

Total Same Property	$81,545	$80,805	$740	0.9%	100.0%

					% of Actual
					2020 Operating
Year to Date Comparison (a)	2020	2019	$ Change	% Change	Expenses

Property taxes	$58,144	$58,909	($765)	(1.3)%	35.8%
Salaries and Benefits for On-site Employees	35,066	33,511	1,555	4.6%	21.6%
Utilities	34,767	33,914	853	2.5%	21.4%
Repairs and Maintenance	18,892	19,063	(171)	(0.9)%	11.7%
Property Insurance	5,427	4,956	471	9.5%	3.3%
General and Administrative	5,960	5,917	43	0.7%	3.7%
Marketing and Leasing	2,492	2,571	(79)	(3.1)%	1.5%
Other	1,602	1,626	(24)	(1.5)%	1.0%

Total Same Property	$162,350	$160,467	$1,883	1.2%	100.0%

(a) "Same Property" Communities are communities we owned and were stabilized since January 1, 2019, excluding communities under redevelopment and properties held for sale. The Company defines properties under redevelopment as communities with capital expenditures that improve a community's cash flow and competitive position, through extensive unit, exterior building, common area, and amenity upgrades. Management believes "Same Property" information is useful as it allows both management and investors to determine financial results over a particular period for the same set of communities. "Same Property" results exclude any COVID-19 Related Impact.

CAMDEN	JOINT VENTURE OPERATIONS
(In thousands, except property data amounts)

(Unaudited)

Company's Pro-Rata Share of Joint Venture Operations:

	Three Months Ended June 30,		Six Months Ended June 30,
OPERATING DATA (a)	2020	2019	2020	2019

Property revenues	$9,617	$10,266	$19,726	$20,404

Property expenses
Property operating and maintenance	2,719	2,571	5,234	5,091
Real estate taxes	1,628	1,745	3,279	3,472
	4,347	4,316	8,513	8,563

Net Operating Income	5,270	5,950	11,213	11,841

Other expenses
Interest	1,384	1,691	2,922	3,383
Depreciation and amortization	2,165	2,231	4,362	4,447
Other	88	119	174	190
Total other expenses	3,637	4,041	7,458	8,020

Equity in income of joint ventures (b)	$1,633	$1,909	$3,755	$3,821

	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019
BALANCE SHEET DATA (c)
Land	$108,294	$108,172	$108,172	$109,912	$109,912
Building & Improvements	765,983	756,683	752,781	769,928	765,550
	874,277	864,855	860,953	879,840	875,462
Accumulated Depreciation	(237,590)	(230,190)	(222,937)	(223,391)	(216,126)
Net operating real estate assets	636,687	634,665	638,016	656,449	659,336
Properties under development and land	21,720	18,722	10,432	5,105	2,432
Cash and other assets, net	30,156	26,556	36,588	37,336	26,007
Total assets	$688,563	$679,943	$685,036	$698,890	$687,775

Notes payable	$501,601	$496,907	$496,901	$514,073	$510,881
Other liabilities	29,262	23,956	34,686	28,279	21,700
Total liabilities	530,863	520,863	531,587	542,352	532,581

Member's equity	157,700	159,080	153,449	156,538	155,194
Total liabilities and members' equity	$688,563	$679,943	$685,036	$698,890	$687,775

Company's equity investment	$21,735	$22,318	$20,688	$21,715	$21,313

Company's pro-rata share of debt	$157,001	$155,532	$155,530	$160,905	$159,906

PROPERTY DATA (end of period)
Total operating properties	21	21	21	22	22
Total operating apartment homes	7,013	7,013	7,013	7,283	7,283
Pro-rata share of operating apartment homes	2,195	2,195	2,195	2,280	2,280
Total development properties	1	1	1	1	1
Total development apartment homes	234	234	234	234	234
Pro-rata share of development apartment homes	73	73	73	73	73
Company's pro-rata ownership	31.3%	31.3%	31.3%	31.3%	31.3%

(a) Operating data represents Camden's pro-rata share of revenues and expenses.

(b) Includes a reduction of property revenues of approximately $0.4 million (Camden's pro-rata share) related to our Resident Relief Funds that provided financial assistance to approximately 1,100 residents of our joint venture communities that are experiencing financial losses caused by COVID-19 pandemic, for the three and six months ended June 30, 2020.

(c) Balance sheet and property data reported at 100%.

CAMDEN	CURRENT DEVELOPMENT COMMUNITIES

(Unaudited)

AS OF JUNE 30, 2020 ($ in millions)

						Estimated/Actual Dates for
Completed Communities in Lease-Up (a)		Total	Total			Construction	Initial	Construction	Stabilized	As of 7/29/2020
		Homes	Cost			Start	Occupancy	Completion	Operations	% Leased	% Occupied
1.	Camden North End I	441	$98.8			4Q16	2Q18	1Q19	4Q20	89%	92%
	Phoenix, AZ

Total Completed Communities in Lease-Up		441	$98.8							89%	92%

						Estimated/Actual Dates for
		Total	Total	Cost to	Amount	Construction	Initial	Construction	Stabilized	As of 7/29/2020
Development Communities (a)		Homes	Estimated Cost	Date	in CIP	Start	Occupancy	Completion	Operations	% Leased	% Occupied
1.	Camden Downtown I	271	$132.0	$131.8	$2.4	4Q17	1Q20	3Q20	3Q21	24%	20%
	Houston, TX
2.	Camden RiNo	233	78.0	76.7	76.7	3Q17	3Q20	4Q20	2Q21
	Denver, CO
3.	Camden Lake Eola	360	120.0	101.9	101.9	2Q18	4Q20	1Q21	1Q22
	Orlando, FL
4.	Camden Buckhead	366	160.0	82.5	82.5	3Q18	1Q21	1Q22	3Q22
	Atlanta, GA
5.	Camden North End II	343	90.0	48.4	48.4	1Q19	1Q21	1Q22	3Q22
	Phoenix, AZ
6.	Camden Hillcrest	132	95.0	49.0	49.0	3Q19	3Q21	4Q21	3Q22
	San Diego, CA

Total Development Communities		1,705	$675.0	$490.3	$360.9					24%	20%

Additional Development Pipeline (b)					153.4

Total Properties Under Development and Land (per Balance Sheet)					$514.3

NOI Contribution from Development Communities ($ in millions)								Cost to Date	2Q20 NOI
Completed Communities in Lease-Up								$98.8	$1.4
Development Communities in Lease-Up								131.8	(0.3)
Total Development Communities NOI Contribution								$230.6	$1.1

						Estimated/Actual Dates for
Joint Venture Development Communities (a)		Total	Total	Cost to	Amount	Construction	Initial	Construction	Stabilized	As of 7/29/2020
		Homes	Estimated Cost	Date	in CIP	Start	Occupancy	Completion	Operations	% Leased	% Occupied
1.	Camden Cypress Creek II (c)	234	$38.0	$25.5	$21.7	2Q19	2Q20	2Q21	4Q21	6%	5%
	Cypress, TX

Total Joint Venture Development Communities		234	$38.0	$25.5	$21.7					6%	5%

(a) The locations of these projects may currently be subject to “shelter in place,” “stay at home,” or similar orders adopted by state and local authorities in response to COVID-19. Some of these orders may adversely affect the timely completion and final project costs of some or all of our projects under development if, for example, we are required to temporarily cease construction entirely, experience delays in obtaining governmental permits and authorizations, or experience disruption in the supply of materials or labor.

(b) Please refer to the Development Pipeline Summary on page 19.

(c) Property owned through an unconsolidated joint venture in which we own a 31.3% interest.

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 2 of this document.

CAMDEN	DEVELOPMENT PIPELINE

(Unaudited)

AS OF JUNE 30, 2020 ($ in millions)

		Projected	Total
PIPELINE COMMUNITIES		Homes	Estimated Cost (a)	Cost to Date

1.	Camden Atlantic (b)	269	$100.0	$27.3
	Plantation, FL
2.	Camden Tempe II	400	110.0	23.3
	Tempe, AZ
3.	Camden NoDa	400	100.0	16.6
	Charlotte, NC
4.	Camden Arts District	354	150.0	30.0
	Los Angeles, CA
5.	Camden Paces III	350	100.0	16.3
	Atlanta, GA
6.	Camden Downtown II	271	145.0	11.7
	Houston, TX
7.	Camden Cameron Village	355	115.0	19.9
	Raleigh, NC
8.	Camden Highland Village II	300	100.0	8.3
	Houston, TX

Development Pipeline		2,699	$920.0	$153.4

(a) Represents our estimate of total costs we expect to incur on these projects. However, forward-looking estimates are not guarantees of future performances, results, or events. Although, we believe these expectations are based upon reasonable assumptions, future events rarely develop exactly as forecast and estimates routinely require adjustment. In addition, the locations of these projects may currently be subject to “shelter in place,” “stay at home,” or similar orders adopted by state and local authorities in response to COVID-19. Some of these orders may adversely affect the timely completion and final project costs of some or all of our projects under development if, for example, we are required to temporarily cease construction entirely, experience delays in obtaining governmental permits and authorizations, or experience disruption in the supply of materials or labor.

(b) While the Company is still actively engaged in the development of this asset through continued coordination with the general contractor and the completion of required permits and project design, we have temporarily suspended the on-site construction until further notice. Accordingly, this asset was moved from our development communities to our pipeline communities effective March 31, 2020.

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 2 of this document.

CAMDEN	REDEVELOPMENT SUMMARY

(Unaudited)

REDEVELOPMENT SUMMARY AS OF JUNE 30, 2020 ($ in millions)

			Homes								Estimated
		Total	Redeveloped	Total Estimated Cost			Cost to Date				Dates for
	COMMUNITIES (a)	Homes	To Date	Interior	Exterior	Total	Interior	Exterior	Total	Start	Completion
1.	Camden Brickell	405	366	$12.4	$9.9	$22.3	$10.3	$9.9	$20.2	1Q18	4Q20
	Miami, FL
2.	Camden Las Olas	420	377	13.0	7.8	20.8	11.0	7.8	18.8	1Q18	4Q20
	Ft. Lauderdale, FL
3.	Camden Potomac Yard	378	341	9.7	2.4	12.1	8.4	2.4	10.8	1Q18	1Q21
	Arlington, VA
4.	Camden Harbor View	547	547	0.0	15.3	15.3	0.0	11.6	11.6	1Q19	4Q20
	Los Angeles, CA

	Total	1,750	1,631	$35.1	$35.4	$70.5	$29.7	$31.7	$61.4

(a) The locations of these projects may currently be subject to “shelter in place,” “stay at home,” or similar orders adopted by state and local authorities in response to COVID-19. Some of these orders may adversely affect the timely completion and final project costs of some or all of our projects under development if, for example, we are required to temporarily cease construction entirely, experience delays in obtaining governmental permits and authorizations, or experience disruption in the supply of materials or labor.

Redevelopments are communities with capital expenditures that improve a community's cash flow and competitive position through extensive unit, exterior building, common area, and amenity upgrades.

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 2 of this document.

CAMDEN	ACQUISITIONS & DISPOSITIONS

(Unaudited)

2020 ACQUISITION/DISPOSITION ACTIVITY ($ in millions, except per unit amounts)

2020 Land Acquisitions		Location	Purchase Price	Acres	Closing Date
1.	Camden Cameron Village	Raleigh, NC	$18.2	4.9	1/13/2020

Total/Average Land Acquisitions			$18.2	4.9 Acres

2020 Land Dispositions		Location	Sales Price	Acres	Closing Date
1.	Camden Reunion Park (a)	Raleigh, NC	$0.8	4.7	3/3/2020

Total/Average Land Dispositions			$0.8	4.7 Acres

(a) Partial land sale was approximately 4.7 acres of land adjacent to one of our operating properties.

CAMDEN	DEBT ANALYSIS
(In thousands, except property data amounts)

(Unaudited)

DEBT MATURITIES AS OF JUNE 30, 2020:

	Future Scheduled Repayments (a)
Year	Amortization	Secured Maturities	Unsecured Maturities	Total	% of Total	Weighted Average Interest Rate on Maturing Debt (b)
2020	($1,858)	$—	$—	($1,858)	(0.1)%	N/A
2021	(3,743)	—	—	(3,743)	(0.1)%	N/A
2022	(3,598)	—	450,000	446,402	13.8%	2.7%
2023	(2,691)	—	250,000	247,309	7.8%	5.1%
2024	(2,088)	—	500,000	497,912	15.4%	4.0%
Thereafter	(11,151)	—	2,050,000	2,038,849	63.2%	3.4%
Total Debt	($25,129)	$—	$3,250,000	$3,224,871	100.0%	3.5%

Weighted Average Maturity of Debt		8.8 Years

			Weighted Average
FLOATING vs. FIXED RATE DEBT:	Balance	% of Total	Interest Rate (b)	Time to Maturity
Floating rate debt	$99,789	3.1%	1.2%	1.5 Years
Fixed rate debt	3,125,082	96.9%	3.6%	9.0 Years
Total	$3,224,871	100.0%	3.5%	8.8 Years

			Weighted Average
SECURED vs. UNSECURED DEBT:	Balance	% of Total	Interest Rate (b)	Time to Maturity
Unsecured debt	$3,224,871	100.0%	3.5%	8.8 Years
Secured debt	—	—%	N/A	N/A
Total	$3,224,871	100.0%	3.5%	8.8 Years

			Weighted Average

REAL ESTATE ASSETS: (c)	Total Homes	% of Total	Total Cost	% of Total	2Q20 NOI	% of Total
Unencumbered real estate assets	50,804	100.0%	$9,318,157	100.0%	$151,002	100.0%
Encumbered real estate assets	—	—%	—	—%	—	—%
Total	50,804	100.0%	$9,318,157	100.0%	$151,002	100.0%

		Ratio of unencumbered assets at cost to unsecured debt is				2.9x

(a) Includes all available extension options.

(b) Includes the effects of the applicable settled forward interest rate swaps.

(c) Real estate assets include communities under development and properties held for sale and exclude communities held through unconsolidated joint ventures.

CAMDEN	DEBT MATURITY ANALYSIS
(In thousands)

(Unaudited)

ADDITIONAL DETAIL OF DEBT MATURITIES FOR 2020 AND 2021:

		Future Scheduled Repayments			Weighted Average Interest on Maturing Debt
Quarter	Amortization	Secured Maturities	Unsecured Maturities	Total
3Q 2020	($928)	$—	$—	($928)	N/A
4Q 2020	(930)	—	—	(930)	N/A
2020	($1,858)	$—	$—	($1,858)	N/A

1Q 2021	($932)	$—	$—	($932)	N/A
2Q 2021	(935)	—	—	(935)	N/A
3Q 2021	(937)	—	—	(937)	N/A
4Q 2021	(939)	—	—	(939)	N/A
2021	($3,743)	$—	$—	($3,743)	N/A

CAMDEN	DEBT COVENANT ANALYSIS

(Unaudited)

UNSECURED LINE OF CREDIT

Covenant (a)	Required		Actual (b)	Compliance

Total Consolidated Debt to Gross Asset Value	<	60%	27%	Yes

Secured Debt to Gross Asset Value	<	40%	—%	Yes

Consolidated Adjusted EBITDA to Total Fixed Charges	>	150%	502%	Yes

Unsecured Debt to Gross Asset Value	<	60%	29%	Yes

SENIOR UNSECURED NOTES

Covenant (a)	Required		Actual (b)	Compliance

Total Consolidated Debt to Total Asset Value	<	60%	32%	Yes

Total Secured Debt to Total Asset Value	<	40%	—%	Yes

Total Unencumbered Asset Value to Total Unsecured Debt	>	150%	314%	Yes

Consolidated Income Available for Debt Service to Total Annual Service Charges	>	150%	471%	Yes

(a) For a complete listing of all Debt Covenants related to the Company's Unsecured Line of Credit and Senior Unsecured Notes, as well as definitions of the above terms, please refer to the Company's filings with the Securities and Exchange Commission.

(b) Defined terms used in the above covenant calculations may differ between the Unsecured Line of Credit and the Senior Unsecured Notes.

CAMDEN	UNCONSOLIDATED REAL ESTATE INVESTMENTS
DEBT ANALYSIS
(In thousands, except property data amounts)

(Unaudited)

PRO-RATA SHARE OF UNCONSOLIDATED DEBT MATURITIES AS OF JUNE 30, 2020: (a)

	Future Scheduled Repayments (b)				Weighted Average Interest on Maturing Debt
Year	Amortization	Secured Maturities	Total	% of Total
2020	($5)	$—	($5)	—%	N/A
2021	(149)	5,160	5,011	3.2%	4.8%
2022	(165)	—	(165)	(0.1)%	N/A
2023	(171)	—	(171)	(0.1)%	N/A
2024	(177)	1,466	1,289	0.8%	1.5%
Thereafter	(422)	150,650	150,228	95.7%	3.4%
Total Maturing Debt	($1,089)	$157,276	$156,187	99.5%	3.4%

Unsecured lines of credit (c)	$—	$814	$814	0.5%	3.1%
Total Debt	($1,089)	$158,090	$157,001	100.0%	3.4%

Weighted Average Maturity of Debt		6.5 Years

				Weighted Average
FLOATING vs. FIXED RATE DEBT:		Balance	% of Total	Interest Rate	Time to Maturity
Floating rate debt		$54,181	34.5%	2.2%	5.9 Years
Fixed rate debt		102,820	65.5%	4.0%	6.8 Years
Total		$157,001	100.0%	3.4%	6.5 Years

				Weighted Average
DEBT DETAIL:		Balance	% of Total	Interest Rate	Time to Maturity
Conventional fixed-rate mortgage debt		$102,820	65.5%	4.0%	6.8 Years
Conventional variable-rate mortgage debt		51,901	33.1%	2.2%	6.0 Years
Variable-rate construction loans		1,466	0.9%	1.5%	4.0 Years
Unsecured lines of credit		814	0.5%	3.1%	0.6 Years
Total		$157,001	100.0%	3.4%	6.5 Years

REAL ESTATE ASSETS: (d)		Total Homes	Total Cost
Operating real estate assets		7,013	$874,277
Properties under development and land		234	21,720
Total		7,247	$895,997

(a) Company's pro-rata ownership is 31.3%.

(b) Includes all available extension options.

(c) As of June 30, 2020 these borrowings were drawn under the lines of credit with $7.0 million in total capacity.

(d) Balance sheet and property data reported at 100%.

CAMDEN	UNCONSOLIDATED REAL ESTATE INVESTMENTS
DEBT MATURITY ANALYSIS
(In thousands)

(Unaudited)

ADDITIONAL DETAIL OF PRO-RATA SHARE OF UNCONSOLIDATED DEBT MATURITIES FOR 2020 AND 2021: (a)

	Future Scheduled Repayments (b)			Weighted Average Interest on Maturing Debt
Quarter	Amortization	Secured Maturities	Total
3Q 2020	($3)	$—	($3)	N/A
4Q 2020	(2)	—	(2)	N/A
2020	($5)	$—	($5)	N/A

1Q 2021 (c)	($28)	$5,974	$5,946	4.5%
2Q 2021	(40)	—	(40)	N/A
3Q 2021	(40)	—	(40)	N/A
4Q 2021	(41)	—	(41)	N/A
2021	($149)	$5,974	$5,825	4.5%

(a) Company's pro-rata ownership is 31.3%.

(b) Includes all available extension options.

(c) 1Q 2021 maturities includes unsecured lines of credit with $0.8 million (Camden's pro-rata share) outstanding as of June 30, 2020. The lines of credit have $7.0 million in total capacity.

CAMDEN	CAPITALIZED EXPENDITURES
& MAINTENANCE EXPENSE
(In thousands, except unit data)

(Unaudited)

	Second Quarter 2020
	Recurring Capitalized				Expensed
Item	Weighted Average Useful Life (a)		Total	Per Unit	Total	Per Unit
Interiors
Floor Coverings	5	years	$2,041	$42	$380	$8
Appliances	9	years	635	13	232	5
Painting	—		—	—	1,317	27
Cabinetry/Countertops	10	years	107	2	—	—
Other	9	years	979	20	789	16
Exteriors
Painting	5	years	1,444	29	—	—
Carpentry	10	years	1,461	30	—	—
Landscaping	6	years	1,286	26	2,721	55
Roofing	20	years	1,965	40	159	3
Site Drainage	10	years	76	2	—	—
Fencing/Stair	10	years	672	14	—	—
Other (b)	9	years	2,218	45	3,326	67
Common Areas
Mech., Elec., Plumbing	9	years	2,806	57	1,912	40
Parking/Paving	5	years	157	2	—	—
Pool/Exercise/Facility	7	years	2,042	42	359	7
COVID-19 Expenses	—		—	—	1,293	26
Total Recurring (c)			$17,889	$364	$12,488	$254
Weighted Average Apartment Homes				49,069		49,069

Non-recurring capitalized expenditures (d)			$977

Revenue Enhancing Expenditures (e)	10	years	$10,764	$22,757
Revenue Enhanced Apartment Homes				473

Pro-Rata Joint Venture Total Recurring (f)			$893	$407	$502	$229

	Year to Date 2020
	Recurring Capitalized				Expensed
Item	Weighted Average Useful Life (a)		Total	Per Unit	Total	Per Unit
Interiors
Floor Coverings	5	years	$4,088	$83	$788	$16
Appliances	9	years	1,450	30	427	8
Painting	—		—	—	2,582	53
Cabinetry/Countertops	10	years	220	6	—	—
Other	9	years	2,350	48	1,416	29
Exteriors
Painting	5	years	2,007	40	—	—
Carpentry	10	years	1,963	40	—	—
Landscaping	6	years	1,861	38	5,325	109
Roofing	20	years	3,872	79	280	6
Site Drainage	10	years	108	2	—	—
Fencing/Stair	10	years	980	20	—	—
Other (b)	9	years	4,061	83	6,787	138
Common Areas
Mech., Elec., Plumbing	9	years	5,434	111	3,684	75
Parking/Paving	5	years	380	7	—	—
Pool/Exercise/Facility	7	years	3,521	72	656	14
COVID-19 Expenses	—		—	—	1,293	26
Total Recurring (c)			$32,295	$659	$23,238	$474
Weighted Average Apartment Homes				49,043		49,043

Non-recurring capitalized expenditures (d)			$1,310

Revenue Enhancing Expenditures (e)	10	years	$24,982	$24,735
Revenue Enhanced Apartment Homes				1,010

Pro-Rata Joint Venture Total Recurring (f)			$1,312	$598	$958	$437
(a) Weighted average useful life of capitalized expenses for the six months ended June 30, 2020.
(b) Includes in part the following items: site/building repair, masonry/plaster, and general conditions.
(c) Capital expenditures necessary to help preserve the value of and maintain the functionality at our communities.
(d) Capital expenditures primarily composed of non-recurring or one-time additions such as LED lighting programs for 2020 in addition to other, non-routine items.
(e) Represents capital expenditures for the three and six months ended June 30, 2020 spent on apartment unit renovation designed to reposition these assets for higher rental levels in their respective markets. Redevelopment costs are not included in this table and can be found in the Redevelopment Summary on page 20.
(f) Company's pro-rata ownership is 31.3%.

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

This document contains certain non-GAAP financial measures management believes are useful in evaluating an equity REIT's performance. Camden's definitions and calculations of non-GAAP financial measures may differ from those used by other REITs, and thus may not be comparable. The non-GAAP financial measures should not be considered as an alternative to net income as an indication of our operating performance, or to net cash provided by operating activities as a measure of our liquidity.

FFO

The National Association of Real Estate Investment Trusts (“NAREIT”) currently defines FFO as net income (computed in accordance with accounting principles generally accepted in the United States of America ("GAAP")), excluding depreciation and amortization related to real estate, gains (or losses) from the sale of certain real estate assets (depreciable real estate), impairments of certain real estate assets (depreciable real estate), gains or losses from change in control, and adjustments for unconsolidated joint ventures to reflect FFO on the same basis. Our calculation of diluted FFO also assumes conversion of all potentially dilutive securities, including certain non-controlling interests, which are convertible into common shares. We consider FFO to be an appropriate supplemental measure of operating performance because, by excluding gains or losses on dispositions of depreciable real estate, and depreciation, FFO can assist in the comparison of the operating performance of a company’s real estate investments between periods or to different companies. A reconciliation of net income attributable to common shareholders to FFO is provided below:

Adjusted FFO

In addition to FFO, we compute Adjusted FFO ("AFFO") as a supplemental measure of operating performance. AFFO is calculated utilizing FFO less recurring capital expenditures which are necessary to help preserve the value of and maintain the functionality at our communities. Our definition of recurring capital expenditures may differ from other REITs, and there can be no assurance our basis for computing this measure is comparable to other REITs. A reconciliation of FFO to AFFO is provided below:

	Three Months Ended June 30,		Six Months Ended June 30,
	2020	2019	2020	2019
Net income attributable to common shareholders (a)	$16,477	$42,399	$59,761	$81,012
Real estate depreciation and amortization	90,500	82,796	180,011	161,471
Adjustments for unconsolidated joint ventures	2,287	2,260	4,529	4,491
Income allocated to non-controlling interests	1,103	1,180	2,385	2,324
Funds from operations	$110,367	$128,635	$246,686	$249,298

Less: recurring capitalized expenditures	(18,782)	(21,166)	(33,607)	(30,821)

Adjusted funds from operations	$91,585	$107,469	$213,079	$218,477

Weighted average number of common shares outstanding:
EPS diluted	99,408	98,997	99,394	98,024
FFO/AFFO diluted	101,156	100,750	101,142	99,779

	Three Months Ended June 30,		Six Months Ended June 30,
	2020	2019	2020	2019
Total Earnings Per Common Share - Diluted	$0.17	$0.43	$0.60	$0.82
Real estate depreciation and amortization	0.89	0.82	1.78	1.62
Adjustments for unconsolidated joint ventures	0.02	0.02	0.04	0.05
Income allocated to non-controlling interests	0.01	0.01	0.02	0.01
FFO per common share - Diluted	$1.09	$1.28	$2.44	$2.50

Less: recurring capitalized expenditures	(0.18)	(0.21)	(0.33)	(0.31)

AFFO per common share - Diluted	$0.91	$1.07	$2.11	$2.19

(a) Net income attributable to common shareholders includes the approximate $14.4 million COVID-19 Related Impact for the three and six months ended June 30, 2020. The total COVID-19 Related Impact was comprised of $9.5 million related to the Resident Relief Funds which were established in April 2020. Of this amount, approximately $9.1 million was paid to residents at our wholly-owned communities and approximately $1.3 million of Resident Relief Funds paid to residents of the operating communities owned by our unconsolidated joint ventures, of which, we recognized our ownership interest of $0.4 million in equity in income of joint ventures. Additionally, we incurred approximately $4.1 million of COVID-19 expenses at our operating communities, which included $2.8 million of bonuses paid to on-site employees who provided essential services during the pandemic and $1.3 million in other directly related COVID-19 expenses. We also incurred approximately $0.8 million related to the Employee Relief Fund we established to help our employees impacted by COVID-19.

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

	3Q20	Range
	Low	High
Expected earnings per common share - diluted	$0.27	$0.33
Expected real estate depreciation and amortization	0.84	0.84
Expected adjustments for unconsolidated joint ventures	0.02	0.02
Expected income allocated to non-controlling interests	0.01	0.01
Expected FFO per share - diluted	$1.14	$1.20

Note: This table contains forward-looking statements. Please see paragraph regarding forward-looking statements on page 2 of this document.
Net Operating Income (NOI)

NOI is defined by the Company as property revenue less property operating and maintenance expenses less real estate taxes. NOI is further detailed in the Components of Property NOI schedules on page 12. The Company considers NOI to be an appropriate supplemental measure of operating performance to net income attributable to common shareholders because it reflects the operating performance of our communities without allocation of corporate level property management overhead or general and administrative costs. A reconciliation of net income attributable to common shareholders to net operating income is provided below:

	Three months ended June 30,		Six months ended June 30,
	2020	2019	2020	2019
Net income (a)	$17,511	$43,542	$61,978	$83,263
Less: Fee and asset management income	(2,380)	(1,867)	(4,907)	(3,710)
Less: Interest and other income	(325)	(331)	(654)	(629)
Less: (Income)/Loss on deferred compensation plans	(11,435)	(3,856)	3,425	(14,212)
Plus: Property management expense	5,939	6,093	12,466	12,750
Plus: Fee and asset management expense	820	1,522	1,663	2,706
Plus: General and administrative expense	14,391	13,261	27,624	26,569
Plus: Interest expense	23,482	19,349	43,189	39,819
Plus: Depreciation and amortization expense	92,803	84,646	184,662	164,920
Plus: Expense/(Benefit) on deferred compensation plans	11,435	3,856	(3,425)	14,212
Less: Gain on sale of land	—	—	(382)	—
Less: Equity in income of joint ventures	(1,633)	(1,909)	(3,755)	(3,821)
Plus: Income tax expense	394	228	861	396
NOI (b) (c)	$151,002	$164,534	$322,745	$322,263

"Same Property" Communities	$143,837	$145,508	$292,941	$286,551
Non-"Same Property" Communities	18,530	15,349	38,498	28,467
Development and Lease-Up Communities	1,089	927	2,324	1,706
COVID-19 Related Impact (b) (c)	(13,170)	—	(13,170)	—
Dispositions/Other	716	2,750	2,152	5,539
NOI (b) (c)	$151,002	$164,534	$322,745	$322,263

(a) Net income includes the approximate $14.4 million COVID-19 Related Impact for the three and six months ended June 30, 2020. Please refer to page 28, footnote (a), for additional detail on the breakdown of the COVID-19 Related Impact.

(b) Two Resident Relief Funds were established for residents experiencing financial losses caused by the COVID-19 pandemic, and paid out approximately $9.1 million to approximately 7,100 Camden residents of our wholly-owned communities. All charges related to these funds were recognized in 2Q20 as a reduction of revenue.

(c) We incurred approximately $4.1 million of COVID-19 expenses at our operating communities, which included $2.8 million of bonuses paid to on-site employees who provided essential services during the pandemic and $1.3 million in other directly related COVID-19 expenses, for the three and six months ended June 30, 2020.

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

Adjusted EBITDA

Adjusted EBITDA is defined by the Company as earnings before interest, taxes, depreciation and amortization, including net operating income from discontinued operations, excluding equity in (income) loss of joint ventures, (gain) loss on sale of unconsolidated joint venture interests, gain on acquisition of controlling interest in joint ventures, gain on sale of operating properties including land, net of tax, loss on early retirement of debt and income (loss) allocated to non-controlling interests. The Company considers Adjusted EBITDA to be an appropriate supplemental measure of operating performance to net income attributable to common shareholders because it represents income before non-cash depreciation and the cost of debt, and excludes gains or losses from property dispositions. Annualized Adjusted EBITDA is Adjusted EBITDA as reported for the period multiplied by 4 for quarter results or 2 for 6 month results. A reconciliation of net income attributable to common shareholders to Adjusted EBITDA is provided below:

	Three months ended June 30,		Six months ended June 30,
	2020	2019	2020	2019
Net income attributable to common shareholders (a)	$16,477	$42,399	$59,761	$81,012
Plus: Interest expense	23,482	19,349	43,189	39,819
Plus: Depreciation and amortization expense	92,803	84,646	184,662	164,920
Plus: Income allocated to non-controlling interests	1,034	1,143	2,217	2,251
Plus: Income tax expense	394	228	861	396
Plus: COVID-19 Related Impact (b)	13,920	—	13,920	—
Less: Gain on sale of land	—	—	(382)	—
Less: Equity in income of joint ventures	(1,633)	(1,909)	(3,755)	(3,821)
Adjusted EBITDA	$146,477	$145,856	$300,473	$284,577
Annualized Adjusted EBITDA	$585,908	$583,424	$600,946	$569,154

(a) Net income attributable to common shareholders includes the approximate $14.4 million COVID-19 Related Impact for the three and six months ended June 30, 2020. Please refer to page 28, footnote (a), for additional detail on the breakdown of the COVID-19 Related Impact.

(b) Approximately $13.9 million of the stated COVID-19 Related Impact, which consists of the Resident Relief Funds, Employee Relief Fund, direct COVID-19 expenses, and bonus paid to on-site employees, has been added back to the Adjusted EBITDA calculation.

Net Debt to Annualized Adjusted EBITDA

The Company believes Net Debt to Annualized Adjusted EBITDA to be an appropriate supplemental measure of evaluating balance sheet leverage. Net Debt is defined by the Company as the average monthly balance of Total Debt during the period, less the average monthly balance of Cash and Cash Equivalents during the period. The following tables reconcile average Total debt to Net debt and computes the ratio to Adjusted EBITDA for the following periods:

Net Debt:

	Average monthly balance for		Average monthly balance for
	the three months ended June 30,		the six months ended June 30,
	2020	2019	2020	2019
Unsecured notes payable	$3,224,594	$2,323,439	$2,929,272	$2,202,336
Secured notes payable	—	45,539	—	158,737
Total debt	3,224,594	2,368,978	2,929,272	2,361,073
Less: Cash and cash equivalents	(558,090)	(89,879)	(282,409)	(114,314)
Net debt	$2,666,504	$2,279,099	$2,646,863	$2,246,759

Net Debt to Annualized Adjusted EBITDA:

	Three months ended June 30,		Six months ended June 30,
	2020	2019	2020	2019
Net debt	$2,666,504	$2,279,099	$2,646,863	$2,246,759
Annualized Adjusted EBITDA	585,908	583,424	600,946	569,154
Net Debt to Annualized Adjusted EBITDA	4.6x	3.9x	4.4x	3.9x

CAMDEN	OTHER DATA

(Unaudited)

Stock Symbol:	CPT

Exchange Traded:	NYSE

Senior Unsecured Debt Ratings:		Rating	Outlook
	Fitch	A-	Stable
	Moody's	A3	Stable
	Standard & Poor's	A-	Stable

Estimated Future Dates:	Q3 '20	Q4 '20	Q1 '21	Q2 '21
Earnings Release & Conference Call	Late October	Late January	Late April	Late July

Dividend Information - Common Shares:	Q1 '20	Q2 '20
Declaration Date	1/30/2020	6/15/2020
Record Date	3/31/2020	6/30/2020
Payment Date	4/17/2020	7/17/2020
Distributions Per Share	$0.83	$0.83

Investor Relations Data:

Camden does not send quarterly reports to shareholders, but supplies 10-Q's, Earnings Releases, and Supplemental Data upon request.

For Investor Relations: recent press releases, 10-Q's, 10-K's, and other information, call (713) 354-2787.

To access Camden's Quarterly Conference Call, please visit our website at camdenliving.com.

For questions contact:

Richard J. Campo	Chairman & Chief Executive Officer
D. Keith Oden	Executive Vice Chairman
H. Malcolm Stewart	President & Chief Operating Officer
Alexander J. Jessett	Chief Financial Officer
Kimberly A. Callahan	Senior Vice President - Investor Relations

CAMDEN	COMMUNITY TABLE
Community statistics as of 6/30/2020

(Unaudited)							2Q20 Avg Monthly		2Q20 Avg Monthly
			Year Placed	Average	Apartment	2Q20 Avg	Rental Rates per		Revenue per Occupied
Community Name	City	State	In Service	Size	Homes	Occupancy	Home	Sq. Ft.	Home	Sq. Ft.

Camden Chandler	Chandler	AZ	2016	1,146	380	95%	$1,531	$1.34	$1,768	$1.54
Camden Copper Square	Phoenix	AZ	2000	786	332	94%	1,262	1.61	1,565	1.99
Camden Foothills	Scottsdale	AZ	2014	1,032	220	93%	1,761	1.71	2,053	1.99
Camden Tempe (1)	Tempe	AZ	2015	1,033	234	93%	1,579	1.53	1,857	1.80
Camden Legacy	Scottsdale	AZ	1996	1,067	428	95%	1,462	1.37	1,716	1.61
Camden Montierra	Scottsdale	AZ	1999	1,071	249	95%	1,477	1.38	1,736	1.62
Camden North End I (2)	Phoenix	AZ	2019	921	441	Lease-Up	1,631	1.77	1,853	2.01
Camden Old Town Scottsdale	Scottsdale	AZ	2016	892	316	94%	1,759	1.97	1,871	2.10
Camden Pecos Ranch	Chandler	AZ	2001	949	272	96%	1,267	1.33	1,496	1.58
Camden San Marcos	Scottsdale	AZ	1995	984	320	95%	1,421	1.44	1,660	1.69
Camden San Paloma	Scottsdale	AZ	1993/1994	1,042	324	94%	1,428	1.37	1,709	1.64
Camden Sotelo	Tempe	AZ	2008/2012	1,303	170	95%	1,598	1.23	1,922	1.48
TOTAL ARIZONA	12	Properties		1,006	3,686	95%	1,508	1.50	1,754	1.74

Camden Crown Valley	Mission Viejo	CA	2001	1,009	380	97%	2,149	2.13	2,315	2.30
Camden Glendale	Glendale	CA	2015	893	307	92%	2,475	2.77	2,517	2.82
Camden Harbor View (3)	Long Beach	CA	2004	981	547	94%	2,614	2.67	2,701	2.75
Camden Main and Jamboree	Irvine	CA	2008	1,011	290	95%	2,178	2.15	2,426	2.40
Camden Martinique	Costa Mesa	CA	1986	795	714	95%	1,891	2.38	2,129	2.68
Camden Sea Palms	Costa Mesa	CA	1990	891	138	96%	2,171	2.44	2,372	2.66
The Camden	Hollywood	CA	2016	767	287	90%	3,125	4.07	2,817	3.67
Total Los Angeles/Orange County	7	Properties		900	2,663	94%	2,322	2.58	2,434	2.70

Camden Landmark	Ontario	CA	2006	982	469	94%	1,696	1.73	1,853	1.89
Camden Old Creek	San Marcos	CA	2007	1,037	350	96%	2,277	2.20	2,501	2.41
Camden Sierra at Otay Ranch	Chula Vista	CA	2003	962	422	95%	2,114	2.20	2,382	2.48
Camden Tuscany	San Diego	CA	2003	895	160	94%	2,663	2.97	2,879	3.22
Camden Vineyards	Murrieta	CA	2002	1,053	264	97%	1,836	1.74	1,986	1.89
Total San Diego/Inland Empire	5	Properties		992	1,665	95%	2,039	2.06	2,243	2.26

TOTAL CALIFORNIA	12	Properties		935	4,328	95%	2,213	2.37	2,360	2.52

Camden Belleview Station	Denver	CO	2009	888	270	96%	1,547	1.74	1,778	2.00
Camden Caley	Englewood	CO	2000	921	218	96%	1,547	1.68	1,794	1.95
Camden Denver West	Golden	CO	1997	1,015	320	96%	1,848	1.82	2,067	2.04
Camden Flatirons	Denver	CO	2015	960	424	95%	1,703	1.78	1,971	2.05
Camden Highlands Ridge	Highlands Ranch	CO	1996	1,149	342	96%	1,823	1.59	2,055	1.79
Camden Interlocken	Broomfield	CO	1999	1,002	340	94%	1,728	1.73	1,971	1.97
Camden Lakeway	Littleton	CO	1997	932	451	96%	1,644	1.76	1,891	2.03
Camden Lincoln Station	Lone Tree	CO	2017	844	267	95%	1,627	1.93	1,829	2.17
TOTAL COLORADO	8	Properties		969	2,632	96%	1,693	1.75	1,931	1.99

Camden Ashburn Farm	Ashburn	VA	2000	1,062	162	96%	1,769	1.67	2,037	1.92
Camden College Park	College Park	MD	2008	942	508	97%	1,652	1.75	1,873	1.99
Camden Dulles Station	Oak Hill	VA	2009	977	382	96%	1,878	1.92	2,143	2.19
Camden Fair Lakes	Fairfax	VA	1999	1,056	530	96%	1,920	1.82	2,210	2.09
Camden Fairfax Corner	Fairfax	VA	2006	934	489	96%	2,010	2.15	2,312	2.48
Camden Fallsgrove	Rockville	MD	2004	996	268	95%	1,858	1.87	2,068	2.08
Camden Grand Parc	Washington	DC	2002	672	105	96%	2,623	3.90	2,938	4.37
Camden Lansdowne	Leesburg	VA	2002	1,006	690	98%	1,737	1.73	1,966	1.96
Camden Largo Town Center	Largo	MD	2000/2007	1,027	245	98%	1,720	1.67	1,867	1.82
Camden Monument Place	Fairfax	VA	2007	856	368	96%	1,720	2.01	1,975	2.31
Camden Noma	Washington	DC	2014	769	321	96%	2,293	2.98	2,600	3.38
Camden Noma II	Washington	DC	2017	759	405	93%	2,394	3.15	2,714	3.58
Camden Potomac Yard (3)	Arlington	VA	2008	832	378	93%	2,106	2.53	2,424	2.91
Camden Roosevelt	Washington	DC	2003	856	198	94%	2,964	3.46	3,338	3.90
Camden Russett	Laurel	MD	2000	992	426	97%	1,550	1.56	1,698	1.71
Camden Shady Grove	Rockville	MD	2018	877	457	95%	1,794	2.05	2,010	2.29
Camden Silo Creek	Ashburn	VA	2004	975	284	98%	1,718	1.76	1,947	2.00
Camden South Capitol (4)	Washington	DC	2013	821	281	96%	2,364	2.88	2,774	3.38
Camden Washingtonian	Gaithersburg	MD	2018	870	365	95%	1,777	2.04	1,982	2.28
TOTAL DC METRO	19	Properties		922	6,862	96%	1,929	2.09	2,185	2.37

Camden Aventura	Aventura	FL	1995	1,108	379	95%	1,986	1.79	2,227	2.01
Camden Boca Raton	Boca Raton	FL	2014	843	261	93%	1,984	2.35	2,235	2.65
Camden Brickell (3)	Miami	FL	2003	937	405	94%	2,151	2.30	2,347	2.50
Camden Doral	Miami	FL	1999	1,120	260	96%	1,960	1.75	2,135	1.91
Camden Doral Villas	Miami	FL	2000	1,253	232	96%	2,118	1.69	2,243	1.79
Camden Las Olas (3)	Ft. Lauderdale	FL	2004	1,043	420	94%	2,118	2.03	2,381	2.28
Camden Plantation	Plantation	FL	1997	1,201	502	97%	1,721	1.43	1,941	1.62
Camden Portofino	Pembroke Pines	FL	1995	1,112	322	97%	1,799	1.62	2,034	1.83
Total Southeast Florida	8	Properties		1,079	2,781	95%	1,969	1.82	2,185	2.03

CAMDEN	COMMUNITY TABLE
Community statistics as of 6/30/2020

(Unaudited)							2Q20 Avg Monthly		2Q20 Avg Monthly
			Year Placed	Average	Apartment	2Q20 Avg	Rental Rates per		Revenue per Occupied
Community Name	City	State	In Service	Size	Homes	Occupancy	Home	Sq. Ft.	Home	Sq. Ft.

Camden Hunter's Creek	Orlando	FL	2000	1,075	270	96%	$1,486	$1.38	$1,685	$1.57
Camden Lago Vista	Orlando	FL	2005	955	366	96%	1,368	1.43	1,593	1.67
Camden LaVina	Orlando	FL	2012	969	420	95%	1,386	1.43	1,624	1.68
Camden Lee Vista	Orlando	FL	2000	937	492	95%	1,341	1.43	1,538	1.64
Camden North Quarter	Orlando	FL	2016	806	333	93%	1,571	1.95	1,700	2.11
Camden Orange Court	Orlando	FL	2008	817	268	94%	1,375	1.68	1,621	1.99
Camden Thornton Park	Orlando	FL	2016	920	299	91%	1,778	1.93	1,915	2.08
Camden Town Square	Orlando	FL	2012	983	438	95%	1,418	1.44	1,587	1.61
Camden Waterford Lakes (4)	Orlando	FL	2014	971	300	95%	1,467	1.51	1,700	1.75
Camden World Gateway	Orlando	FL	2000	979	408	96%	1,411	1.44	1,617	1.65
Total Orlando	10	Properties		944	3,594	95%	1,448	1.53	1,644	1.74

Camden Bay	Tampa	FL	1997/2001	943	760	96%	1,271	1.35	1,503	1.59
Camden Montague	Tampa	FL	2012	972	192	97%	1,361	1.40	1,618	1.66
Camden Pier District	St. Petersburg	FL	2016	989	358	92%	2,564	2.59	2,734	2.76
Camden Preserve	Tampa	FL	1996	942	276	94%	1,489	1.58	1,713	1.82
Camden Royal Palms	Brandon	FL	2006	1,017	352	96%	1,275	1.25	1,489	1.46
Camden Visconti (4)	Tampa	FL	2007	1,125	450	95%	1,428	1.27	1,657	1.47
Camden Westchase Park	Tampa	FL	2012	992	348	97%	1,469	1.48	1,741	1.75
Total Tampa	7	Properties		997	2,736	95%	1,520	1.53	1,743	1.75

TOTAL FLORIDA	25	Properties		1,001	9,111	95%	1,629	1.63	1,839	1.84

Camden Brookwood	Atlanta	GA	2002	916	359	95%	1,465	1.60	1,730	1.89
Camden Buckhead Square	Atlanta	GA	2015	827	250	95%	1,577	1.91	1,703	2.06
Camden Creekstone	Atlanta	GA	2002	990	223	97%	1,407	1.42	1,606	1.62
Camden Deerfield	Alpharetta	GA	2000	1,187	292	94%	1,467	1.24	1,676	1.41
Camden Dunwoody	Atlanta	GA	1997	1,007	324	97%	1,394	1.38	1,630	1.62
Camden Fourth Ward	Atlanta	GA	2014	844	276	96%	1,755	2.08	2,023	2.40
Camden Midtown Atlanta	Atlanta	GA	2001	935	296	97%	1,555	1.66	1,845	1.97
Camden Paces	Atlanta	GA	2015	1,408	379	96%	2,669	1.90	2,974	2.11
Camden Peachtree City	Peachtree City	GA	2001	1,027	399	96%	1,348	1.31	1,607	1.57
Camden Phipps (4)	Atlanta	GA	1996	1,016	234	96%	1,602	1.58	1,902	1.87
Camden Shiloh	Kennesaw	GA	1999/2002	1,143	232	96%	1,341	1.17	1,608	1.41
Camden St. Clair	Atlanta	GA	1997	999	336	97%	1,398	1.40	1,613	1.61
Camden Stockbridge	Stockbridge	GA	2003	1,009	304	97%	1,186	1.18	1,410	1.40
Camden Vantage	Atlanta	GA	2010	901	592	93%	1,484	1.65	1,690	1.88
TOTAL GEORGIA	14	Properties		1,014	4,496	96%	1,558	1.54	1,798	1.77

Camden Ballantyne	Charlotte	NC	1998	1,048	400	94%	1,305	1.25	1,527	1.46
Camden Cotton Mills	Charlotte	NC	2002	905	180	94%	1,516	1.68	1,790	1.98
Camden Dilworth	Charlotte	NC	2006	857	145	89%	1,508	1.76	1,737	2.03
Camden Fairview	Charlotte	NC	1983	1,036	135	95%	1,227	1.18	1,403	1.35
Camden Foxcroft	Charlotte	NC	1979	940	156	94%	1,095	1.16	1,303	1.39
Camden Foxcroft II	Charlotte	NC	1985	874	100	97%	1,206	1.38	1,410	1.61
Camden Gallery	Charlotte	NC	2017	743	323	94%	1,624	2.19	1,870	2.52
Camden Grandview	Charlotte	NC	2000	1,059	266	97%	1,716	1.62	1,953	1.84
Camden Grandview II	Charlotte	NC	2019	2,241	28	97%	3,375	1.51	3,453	1.54
Camden Sedgebrook	Charlotte	NC	1999	972	368	96%	1,166	1.20	1,396	1.44
Camden South End	Charlotte	NC	2003	878	299	95%	1,509	1.72	1,722	1.96
Camden Southline (4)	Charlotte	NC	2015	831	266	95%	1,623	1.95	1,870	2.25
Camden Stonecrest	Charlotte	NC	2001	1,098	306	95%	1,361	1.24	1,597	1.45
Camden Touchstone	Charlotte	NC	1986	899	132	97%	1,118	1.24	1,321	1.47
Total Charlotte	14	Properties		954	3,104	95%	1,425	1.49	1,652	1.73

Camden Asbury Village (4)	Raleigh	NC	2009	1,009	350	96%	1,280	1.27	1,492	1.48
Camden Carolinian (2)	Raleigh	NC	2017	1,118	186	Lease-Up	2,286	2.04	2,378	2.13
Camden Crest	Raleigh	NC	2001	1,014	438	97%	1,109	1.09	1,310	1.29
Camden Governor's Village	Chapel Hill	NC	1999	1,046	242	96%	1,158	1.11	1,416	1.35
Camden Lake Pine	Apex	NC	1999	1,066	446	97%	1,221	1.15	1,474	1.38
Camden Manor Park	Raleigh	NC	2006	966	484	96%	1,218	1.26	1,441	1.49
Camden Overlook	Raleigh	NC	2001	1,061	320	95%	1,321	1.25	1,614	1.52
Camden Reunion Park	Apex	NC	2000/2004	972	420	96%	1,105	1.14	1,322	1.36
Camden Westwood	Morrisville	NC	1999	1,027	354	93%	1,167	1.14	1,414	1.38
Total Raleigh	9	Properties		1,022	3,240	96%	1,257	1.23	1,479	1.45

TOTAL NORTH CAROLINA	23	Properties		989	6,344	95%	1,339	1.35	1,563	1.58

CAMDEN	COMMUNITY TABLE
Community statistics as of 6/30/2020

(Unaudited)							2Q20 Avg Monthly		2Q20 Avg Monthly
			Year Placed	Average	Apartment	2Q20 Avg	Rental Rates per		Revenue per Occupied
Community Name	City	State	In Service	Size	Homes	Occupancy	Home	Sq. Ft.	Home	Sq. Ft.

Camden Amber Oaks (4)	Austin	TX	2009	862	348	97%	$1,160	$1.34	$1,398	$1.62
Camden Amber Oaks II (4)	Austin	TX	2012	910	244	96%	1,231	1.35	1,477	1.62
Camden Brushy Creek (4)	Cedar Park	TX	2008	882	272	96%	1,232	1.40	1,354	1.53
Camden Cedar Hills	Austin	TX	2008	911	208	95%	1,350	1.48	1,581	1.74
Camden Gaines Ranch	Austin	TX	1997	955	390	97%	1,501	1.57	1,768	1.85
Camden Huntingdon	Austin	TX	1995	903	398	95%	1,234	1.37	1,487	1.65
Camden La Frontera	Austin	TX	2015	901	300	95%	1,286	1.43	1,537	1.71
Camden Lamar Heights	Austin	TX	2015	838	314	95%	1,569	1.87	1,773	2.12
Camden Rainey Street	Austin	TX	2016	873	326	90%	2,126	2.43	2,307	2.64
Camden Shadow Brook (4)	Austin	TX	2009	909	496	97%	1,220	1.34	1,347	1.48
Camden Stoneleigh	Austin	TX	2001	908	390	96%	1,344	1.48	1,567	1.73
Total Austin	11	Properties		897	3,686	95%	1,383	1.54	1,589	1.77

Camden Addison	Addison	TX	1996	942	456	94%	1,283	1.36	1,508	1.60
Camden Belmont	Dallas	TX	2010/2012	946	477	96%	1,493	1.58	1,713	1.81
Camden Buckingham	Richardson	TX	1997	919	464	95%	1,272	1.38	1,529	1.66
Camden Centreport	Ft. Worth	TX	1997	912	268	97%	1,233	1.35	1,473	1.61
Camden Cimarron	Irving	TX	1992	772	286	95%	1,268	1.64	1,485	1.93
Camden Design District (4)	Dallas	TX	2009	939	355	95%	1,438	1.53	1,577	1.68
Camden Farmers Market	Dallas	TX	2001/2005	932	904	95%	1,386	1.49	1,588	1.70
Camden Henderson	Dallas	TX	2012	966	106	96%	1,553	1.61	1,814	1.88
Camden Legacy Creek	Plano	TX	1995	831	240	96%	1,332	1.60	1,544	1.86
Camden Legacy Park	Plano	TX	1996	870	276	95%	1,323	1.52	1,533	1.76
Camden Panther Creek (4)	Frisco	TX	2009	946	295	95%	1,305	1.38	1,474	1.56
Camden Riverwalk (4)	Grapevine	TX	2008	989	600	96%	1,493	1.51	1,723	1.74
Camden Valley Park	Irving	TX	1986	743	516	96%	1,111	1.49	1,315	1.77
Camden Victory Park	Dallas	TX	2016	861	423	96%	1,710	1.99	1,946	2.26
Total Dallas/Ft. Worth	14	Properties		902	5,666	95%	1,371	1.52	1,586	1.76

Camden City Centre	Houston	TX	2007	932	379	94%	1,515	1.63	1,742	1.87
Camden City Centre II	Houston	TX	2013	869	268	93%	1,518	1.75	1,773	2.04
Camden Cypress Creek (4)	Cypress	TX	2009	993	310	96%	1,356	1.37	1,579	1.59
Camden Downs at Cinco Ranch (4)	Katy	TX	2004	1,075	318	95%	1,300	1.21	1,524	1.42
Camden Grand Harbor (4)	Katy	TX	2008	959	300	96%	1,204	1.25	1,391	1.45
Camden Greenway	Houston	TX	1999	861	756	94%	1,409	1.64	1,631	1.89
Camden Heights (4)	Houston	TX	2004	927	352	95%	1,543	1.66	1,775	1.91
Camden Highland Village	Houston	TX	2014/2015	1,175	552	86%	2,379	2.02	2,512	2.14
Camden Holly Springs	Houston	TX	1999	934	548	95%	1,243	1.33	1,462	1.56
Camden McGowen Station	Houston	TX	2018	1,004	315	87%	2,092	2.08	2,244	2.23
Camden Midtown	Houston	TX	1999	844	337	90%	1,535	1.82	1,763	2.09
Camden Northpointe (4)	Tomball	TX	2008	940	384	97%	1,166	1.24	1,406	1.50
Camden Oak Crest	Houston	TX	2003	870	364	94%	1,144	1.32	1,378	1.58
Camden Park	Houston	TX	1995	866	288	96%	1,117	1.29	1,306	1.51
Camden Plaza	Houston	TX	2007	915	271	97%	1,616	1.77	1,807	1.98
Camden Post Oak	Houston	TX	2003	1,200	356	95%	2,464	2.05	2,658	2.21
Camden Royal Oaks	Houston	TX	2006	923	236	95%	1,383	1.50	1,442	1.56
Camden Royal Oaks II	Houston	TX	2012	1,054	104	97%	1,619	1.54	1,676	1.59
Camden Spring Creek (4)	Spring	TX	2004	1,080	304	94%	1,243	1.15	1,468	1.36
Camden Stonebridge	Houston	TX	1993	845	204	96%	1,129	1.34	1,340	1.58
Camden Sugar Grove	Stafford	TX	1997	921	380	95%	1,207	1.31	1,423	1.54
Camden Travis Street	Houston	TX	2010	819	253	94%	1,502	1.83	1,750	2.14
Camden Vanderbilt	Houston	TX	1996/1997	863	894	90%	1,423	1.65	1,606	1.86
Camden Whispering Oaks	Houston	TX	2008	936	274	96%	1,260	1.35	1,470	1.57
Camden Woodson Park (4)	Houston	TX	2008	916	248	93%	1,205	1.32	1,427	1.56
Camden Yorktown (4)	Houston	TX	2008	995	306	94%	1,193	1.20	1,394	1.40
Total Houston	26	Properties		947	9,301	93%	1,471	1.55	1,666	1.76

TOTAL TEXAS	51	Properties		924	18,653	94%	1,423	1.54	1,626	1.76

TOTAL PROPERTIES	164	Properties		959	56,112	95%	$1,599	$1.67	$1,816	$1.89

(1) Formerly known as Camden Hayden.
(2) Completed communities in lease-up as of June 30, 2020 are excluded from total occupancy numbers.
(3) Communities under redevelopment as of June 30, 2020.
(4) Communities owned through investment in joint venture. Pro-Rata ownership is 31.3%.